                                                                   EXHIBIT 10.08



                               THE CLARK BUILDING

                            Cambridge, Massachusetts







                                    LANDLORD
================================================================================
                       FOREST CITY 38 SIDNEY STREET, INC.



                                     TENANT
================================================================================
                                 ACUSPHERE, INC.

                               THE CLARK BUILDING

                            Lease to Acusphere, Inc.

                                Table of Contents

                                                                                Page
                                                                                ----
ARTICLE I - RECITALS AND DEFINITIONS............................................

         Section 1.1 Recitals ..................................................  1
         Section 1.2 Definitions ...............................................  1

ARTICLE II - PREMISES AND TERM..................................................

         Section 2.1 Premises ..................................................  2
         Section 2.2 Appurtenant Rights ........................................  3
         Section 2.3 Landlord's Reservations ...................................  3
         Section 2.4 Parking ...................................................  3
         Section 2.5 Commencement Date .........................................  4
         Section 2.6 Extension Option ..........................................  4

ARTICLE III - RENT AND OTHER PAYMENTS...........................................

         Section 3.1 Annual Fixed Rent .........................................  4
         Section 3.2 Real Estate Taxes .........................................  5
         Section 3.3 Operating Expenses.........................................  6
         Section 3.4 Other Utility Charges .....................................  8
         Section 3.5 Above-standard Services ...................................  9
         Section 3.6 No Offsets ................................................  9
         Section 3.7 Net Lease .................................................  9

ARTICLE IV - ALTERATIONS .......................................................

         Section 4.1 Consent Required for Tenant's Alterations .................  9
         Section 4.2 Ownership of Alterations . ................................ 10
         Section 4.3 Construction Requirements for Alterations ................. 10
         Section 4.4 Payment for Tenant Alterations ............................ 11

ARTICLE V - RESPONSIBILITY FOR CONDITION OF BUILDING AND PREMISES...............

         Section 5.1 Maintenance of Building and Common Areas by Landlord ...... 11
         Section 5.2 Maintenance of Premises by Tenant ......................... 11
         Section 5.3 Delays in Landlord's Services ............................. 12
         Section 5.4 Landlord's and Tenant's Covenants Regarding Environmental
                        Matters ................................................ 12

                                       (i)

ARTICLE VI - TENANT COVENANTS ..................................................

         Section 6.1 Permitted Uses ............................................ 13
         Section 6.2 Laws and Regulations ...................................... 14
         Section 6.3 Rules and Regulations ..................................... 14
         Section 6.4 Safety Compliance ......................................... 14
         Section 6.5 Landlord's Entry .......................................... 15
         Section 6.6 Floor Load ................................................ 15
         Section 6.7 Personal Property Tax ..................................... 15
         Section 6.8 Assignment and Subleases .................................. 15

ARTICLE VII - INDEMNITY AND INSURANCE ..........................................

         Section 7.1 Indemnity ................................................. 17
         Section 7.2 Liability Insurance ....................................... 17
         Section 7.3 Personal Property at Risk ................................. 18
         Section 7.4 Landlord's Insurance ...................................... 18
         Section 7.5 Waiver of Subrogation ..................................... 18

ARTICLE VIII - CASUALTY AND EMINENT DOMAIN .....................................

         Section 8.1 Restoration Following Casualties .......................... 19
         Section 8.2 Landlord's Termination Election ........................... 19
         Section 8.3 Tenant's Termination Election ............................. 19
         Section 8.4 Casualty at Expiration of Lease ........................... 20
         Section 8.5 Eminent Domain ............................................ 20
         Section 8.6 Rent After Casualty or Taking ............................. 20
         Section 8.7 Temporary Taking .......................................... 20
         Section 8.8 Taking Award .............................................. 21

ARTICLE IX - DEFAULT ...........................................................

         Section 9.1 Tenant's Default .......................................... 21
         Section 9.2 Damages ................................................... 22
         Section 9.3 Cumulative Rights ......................................... 22
         Section 9.4 Landlord's Self-Help ...................................... 23
         Section 9.5 Enforcement Expenses ...................................... 23
         Section 9.6 Late Charges and Interest on Overdue Payments ............. 23
         Section 9.7 Landlord's Right to Notice and Cure ....................... 24

ARTICLE X - MORTGAGEES' AND GROUND LESSORS' RIGHTS .............................

         Section 10.1 Subordination ............................................ 24
         Section 10.2 Prepayment of Rent Not to Bind Mortgagee ................. 24
         Section 10.3 Tenant's Duty to Notify Mortgagee; Mortgagee's Ability to
                         Cure .................................................. 24
         Section 10.4 Estoppel Certificates .................................... 25

                                      (ii)

ARTICLE XI - MISCELLANEOUS ...................................................

       SECTION 11.1  Notice of Lease .........................................26
       SECTION 11.2  Notices..................................................26
       SECTION 11.3  Successors and Limitation on Liability of the Landlord...26
       SECTION 11.4  Waivers by the Landlord .................................26
       SECTION 11.5  Acceptance of Partial Payments of Rent ..................27
       SECTION 11.6  Interpretation and Partial Invalidity ...................27
       SECTION 11.7  Quiet Enjoyment .........................................27
       SECTION 11.8  Brokerage ...............................................27
       SECTION 11.9  Surrender of Premises and Holding Over ..................27
       SECTION 11.10 Ground Lease . ..........................................28
       SECTION 11.11 Security Deposit ........................................28
       SECTION 11.12 Financial Reporting .....................................29
       SECTION 11.13 Cambridge Employment Plan ...............................29


EXHIBIT A      Basic Lease Terms
EXHIBIT B      Legal Description
EXHIBIT B-1    Location of Premises
EXHIBIT C      Work Letter
EXHIBIT C-1    Tenant's Final Plans
EXHIBIT D      Standard Services
EXHIBIT E      Rules and Regulations

EXHIBIT G      Tenant System Allocations and Capacities

                                     (iii)

                                      LEASE



                                    ARTICLE I

                            RECITALS AND DEFINITIONS

Section 1.1 - Recitals.

         This Lease (this "Lease") is entered into as of April 18, 1995 by and between Forest City 38 Sidney Street, Inc. (the "Landlord"), an Ohio corporation and Acusphere, Inc. (the "Tenant"), a Delaware corporation.

         In consideration of the mutual covenants herein set forth, the Landlord and the Tenant do hereby agree to the terms and conditions set forth in this Lease.

Section 1.2 - Definitions.

         The following Terms, have the meanings indicated or referred to below:

         "Additional Rent" means all charges payable by the Tenant pursuant to this Lease other than Annual Fixed Rent, including without implied limitation the Tenant's parking charges as provided in Section 2.4; the Tenant's Tax Expense Allocable to the Premises as provided in Section 3.2; the Tenant's Operating Expenses Allocable to the Premises in accordance with Section 3.3; amounts payable for special services pursuant to Section 3.5; costs for alterations or additions to the Original Premises exceeding the Tenant's Allowance pursuant to the Work Letter; the Landlord's share of any sublease or assignment proceeds pursuant to Section 6.8.

         "Annual Fixed Rent" - See Exhibit A, and Section 3.1.

         "Building" means The Clark Building located at 38 Sidney Street, Cambridge, Massachusetts in which the Premises are located.

         "Commencement Date" - See Section 2.5.

         "Common Building Areas" means those portions of the Building which are not part of the Premises and to which the Tenant has appurtenant rights pursuant to Section 2.2.

         "External Causes" means collectively, (i) Acts of God, war, civil commotion, fire, flood or other casualty, strikes or other extraordinary labor difficulties, shortages of labor or materials or equipment in the ordinary course of trade, government order or regulations or other cause not reasonably within the Landlord's control and not due to the fault or neglect of the Landlord, and
(ii) any act, failure to act or neglect of the Tenant or the Tenant's servants, agents, employees, licensees or any person claiming by, through or under the Tenant, which delays the Landlord in the performance of any act required to be performed by the Landlord under this Lease.

         "Initial Term" - See Exhibit A.

         "Land" means the parcel of land situated in Cambridge, Massachusetts, described in Exhibit B.

         "Landlord's Original Address" - See Exhibit A.

         "Lease Year" means each period of one year during the Term commencing on the Commencement Date or on any anniversary thereof.

         "Original Premises" - See Exhibit A.

         "Permitted Uses" - See Exhibit A.

         "Premises" means that portion of the Building which the Tenant is leasing at any given time pursuant to the provisions of this Lease. See Exhibit A and Section 2.1.

         "Property" means the Land and the Building.

         "Tenant's Original Address" - See Exhibit A.

         "Term" means the Initial Term as it may be extended by written agreement between the Landlord and the Tenant.

         "University Park" means the area in Cambridge, Massachusetts, bounded on the North side by Massachusetts Avenue, on the East side by Landsdowne, Cross and Purrington Streets, on the South side by Pacific Street and on the West side by Brookline Street.

         "Work Letter" means the letter agreement of even date herewith between the Landlord and Tenant relating to the construction of leasehold improvements in the Premises attached hereto as Exhibit C.

                                   ARTICLE II

                                PREMISES AND TERM

Section 2.1 - Premises.

         The Landlord hereby leases to the Tenant, and the Tenant hereby 1 eases from the Landlord, for the Term, the Original Premises. The Premises shall exclude the entry and main lobby of the Building, first floor elevator lobby, first floor mail room, the common stairways and stairwells, elevators and elevator wells, boiler room, sprinklers, sprinkler rooms, elevator rooms, mechanical rooms, loading and receiving areas, electric and telephone closets, janitor closets, and pipes, ducts, conduits, wires and appurtenant fixtures and equipment serving exclusively or in common other parts of the Building. If the Premises at any time includes less than the entire rentable floor area of any floor of the Building, the Premises shall also exclude the common corridors, vestibules, walkways, elevator lobby and toilets located on such floor. The Tenant acknowledges that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of the Landlord with respect to the Premises, the Building or the Property or with respect to the suitability of any of them for the conduct of the Tenant's business. The taking of possession of the Premises by the Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, order and repair.

Section 2.2 - Appurtenant Rights.

         The Tenant shall have, as appurtenant to the Premises, the nonexclusive right to use in common with others, subject to reasonable rules of general applicability to occupants of the Building from time to time made by the Landlord of which the Tenant is given notice: (i) the entry, vestibules and main lobby of the Building, first floor mailroom, the common stairways, elevators, elevator wells, boiler room, elevator rooms, sprinkler rooms, mechanical rooms, electric and telephone closets, janitor closets and the pipes, sprinklers, ducts, conduits, wires and appurtenant fixtures and equipment serving the Premises in common with others, (ii) common walkways and driveways necessary or reasonably convenient for access to the Building, (iii) access to loading area and freight elevator subject to Rules and Regulations then in effect, and (iv) if the Premises at any time include less than the entire rentable floor area of any floor, the common toilets, corridors, vestibules, bridges and walkways, and elevator lobby of such floor.

Section 2.3 - Landlord's Reservations.

         The Landlord reserves the right from time to time, without unreasonable interference with the Tenant's use: (i) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures and equipment, wherever located in the Premises or the Building, and (ii) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better.

Section 2.4 - Parking.

         The Landlord shall provide and the Tenant shall pay for parking privileges for use by the Tenant's employees and business invitees and visitors in accordance with Exhibit A. The Landlord shall have the right to designate from time to time, and to change from time to time, the location within University Park that shall be used for the parking of the Tenant's automobiles. The Landlord may cause to be constructed within University Park a parking garage or garages (a "Garage") to serve the Building and other buildings. When a Garage is completed, the Landlord shall have the right to relocate all or any portion of the Tenant's parking rights to a Garage. The Tenant's parking privileges may be on a nonexclusive basis. The Tenant agrees that it and all persons claiming by, through and under it, shall at all times abide by the reasonable rules and regulations promulgated by the Landlord with respect to the use of the parking facilities provided by the Landlord pursuant to this Lease.

         Except as otherwise provided in Exhibit A, the Tenant shall pay to the Landlord for the Tenant's parking privileges the monthly rent at which the Landlord from time to time offers to make parking privileges available to tenants and other users of such parking facilities which pay rent therefor. Monthly parking charges shall constitute Additional Rent and shall be payable at the time and in the fashion in which Annual Fixed Rent under this Lease is payable, or at the option of the Landlord, the Tenant shall enter into a separate lease agreement for such parking rights for a period which shall have the same expiration date as the Term and which, if this Lease provides for options on the part of the Tenant to extend, shall be automatically extended upon the exercise of any of such options.

Section 2.5 - Commencement Date.

         "Commencement Date" means, for any portion of the Premises designated in the Work Letter for separate completion, the date which is the later of (i) the earlier of May 1, 1995; or the date on which the Tenant occupies any portion of such space or (ii) date work is completed by Landlord per Work Letter (subject to delay). If work is not completed within thirty (30) days after May 1, 1995, Tenant shall have the right to terminate its obligations hereunder.

Section 2.6 - Extension Option.

         Provided that there has been no Event of Default on the part of the Tenant, other than any which have been waived by the Landlord, the Tenant shall have the right to extend the Term hereof for one (1) period of eighteen (18) months (the "Extension Term"), such option to extend to be exercised by the giving of notice by the Tenant to the Landlord at least six (6) months prior to the expiration of the then current Term. Upon the giving of such notice, this Lease and the Term hereof shall be extended, for an additional term of eighteen
(18) months, without the necessity for the execution of any additional documents. Time is of the essence in the giving of such notice.

                                   ARTICLE III

                             RENT AND OTHER PAYMENTS

Section 3.1 - Annual Fixed Rent.

         From and after the Commencement Date, the Tenant shall pay, without notice or demand, monthly installments of one-twelfth (1/12th) of the Annual Fixed Rent in effect and applicable to the Premises in advance for each full calendar month of the Term and of the corresponding fraction of said one-twelfth (1/12th) for any fraction of a calendar month at the beginning or end of the Term. The Annual Fixed Rent applicable to the Premises during the Initial Term shall be as set forth in Exhibit A.

Section 3.2 - Real Estate Taxes.

         From and after the Commencement Date, during the Term, the Tenant shall pay to the Landlord, as Additional Rent, the Tenant's Tax Expenses Allocable to the Premises, (as such term is hereinafter defined) in accordance with this
Section 3.2. The terms used in this Section 3.2 are defined as follows:

         (a) "Tax Year" means the 12-month period beginning July 1 each year or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date.

         (b) "The Tenant's Tax Expense Allocable to the Premises" means (i) that portion of the Landlord's Tax Expenses for a Tax Year which bears the same proportion thereto as the Rentable Floor Area of the Premises (from time to time) bears to the Total Rentable Floor Area of the Building and (ii) in the event that the Premises are improved to a standard which is higher than other portions of the Property, such portion of the Real Estate Taxes on the Property with respect to any Tax Year as is appropriate so that the Tenant bears the portion of the Real Estate Taxes which are properly allocable to the Premises, as reasonably determined by Landlord based on information with respect to the assessment process made available by the assessing authorities. Landlord represents that the improvements to date have not resulted in the Premises being disproportionately assessed in real estate taxes.

         (c) "The Landlord's Tax Expenses" with respect to any Tax Year means the aggregate Real Estate Taxes on the Property with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year.

         (d) "Real Estate Taxes" means all taxes and special assessments of every kind and nature assessed by any governmental authority on the applicable property and reasonable expenses of any proceedings for abatement of such taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest thereon) of such special tax or special assessment (which shall be payable over the longest period permitted by law) required to be paid during the Tax Year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance, excess profit, franchise and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem taxation of' real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on the Landlord a capital levy or other tax on the gross rents received with respect to the Property, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so based, shall be deemed to be included within the term "Real Estate Taxes."

         Payments by the Tenant on account of the Tenant's Tax Expenses Allocable to the Premises shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent and shall be in an amount of the greater of (i) one-twelfth (1/12th) of the Tenant's Tax Expenses Allocable to the Premises for the current Tax Year as reasonably estimated by the Landlord, or (ii) an amount estimated by any ground lessor of the Land or holder of a first mortgage on the Property, to be sufficient, if paid monthly, to pay the Landlord's Tax Expenses on the dates due to the taxing authority.

         Not later than ninety (90) days after the Landlord's Tax Expenses are determinable for the first Tax Year of the Term or fraction thereof and for each succeeding Tax Year or fraction thereof during the Term, the Landlord shall render the Tenant a statement in reasonable detail showing for the preceding year or fraction thereof, as the case may be, real estate taxes on the Property, and any abatements or refunds of such taxes. Expenses incurred in obtaining any tax abatement or refund may be charged against such tax abatement or refund before the adjustments are made for the Tax Year. If at the time such statement is rendered it is determined with respect to any Tax Year, that the Tenant has paid (i) less than the Tenant's Tax Expenses Allocable to the Premises or (ii) more than the Tenant's Tax Expenses Allocable to the Premises, then, in the case of (i) the Tenant shall pay to the Landlord, as Additional Rent, within fifteen
(15) days of such statement the amount of such underpayment and, in the case of
(ii) the Landlord shall credit the amount of such overpayment against the monthly installments of the Tenant's Tax Expenses Allocable to the Premises next thereafter coming due (or refund such overpayment if the Term has expired and the Tenant has no further obligation to the Landlord).

         To the extent that real estate taxes shall be payable to the taxing authority in installments with respect to periods less than a Tax Year, the statement to be furnished by the Landlord shall be rendered and payments made on account of such installments. Notwithstanding the foregoing provisions, no decrease in Landlord's Tax Expenses with respect to any Tax Year shall result in a reduction of the amount otherwise payable by Tenant if and to the extent said decrease is attributable to vacancies in the Building, rather than to a reduction in the assessed value of the Property as a whole or a reduction in the tax rate. Landlord shall, upon Tenant's request therefor, provide Tenant with copies of all applicable tax bills, statements, records and the like, as well as copies of Landlord's calculations and all other relevant information.

Section 3.3 - Operating Expenses.

         From and after the Commencement Date, during the Term the Tenant shall pay to the Landlord, as Additional Rent, the Tenant's Operating Expenses Allocable to the Premises, as hereinafter defined, in accordance with this
Section 3.3. The terms used in this Section 3.3 are defined as follows:

         (a) "The Tenant's Operating Expenses Allocable to the Premises" means that portion of the Operating Expenses for the Property which bears the same proportion thereto as the Rentable Floor Area of the Premises bears to the Total Rentable Floor Area of the Building.

         (b) "Operating Expenses for the Property" means Landlord's cost of operating, cleaning, maintaining and repairing the Property, the parking lots and garages for tenants in the Building and the roads, driveways and walkways for providing access to the Building and such parking facilities and shall include without limitation, the cost of services on Exhibit D, premiums for insurance carried pursuant to Section 7.4; the amount deductible from any insurance claim of the Landlord; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons directly engaged in the operating, maintaining or cleaning of the Property and such parking facilities; interior landscaping and maintenance, steam, water, sewer, gas, oil, electricity, telephone and other utility charges (excluding such utility charges either separately metered or separately chargeable to tenants for additional or special services); cost of providing conditioned water for HVAC services; cost of building and cleaning supplies; rental costs for equipment used in the operating, cleaning, maintaining or repairing of the Property, or the applicable fair market rental charges in the case of equipment owned by the Landlord; cost of cleaning; cost of maintenance, repairs and replacements (other than repairs and replacements reimbursed from contractors under guarantees or made by the Landlord pursuant to the Work Letter); cost of snow removal; cost of landscape maintenance; security services; payments under service contracts with independent contractors, management fees at reasonable rates consistent with the type of occupancy and the service rendered; the cost of any capital improvement made for the purpose of reducing operating expenses or to comply with applicable law, which cost shall be amortized in accordance with generally accepted accounting principles, together with interest on the unamortized balance at the base lending rate announced by a major commercial bank designated by the Landlord, or such higher rate as may have been paid by the Landlord on funds borrowed for the purpose of constructing such capital improvements; charges allocated to the Building for the operating, cleaning, maintaining and repairing of University Park common areas and amenities; and all other reasonable and necessary expenses paid in connection with the operation, cleaning, maintenance and repair of the Property. If, for any reason portions of the Rentable Area of the Building not included in the Premises were not occupied by tenants or the Landlord was not supplying all tenants with the services being supplied under the Lease or any tenants in the Building were supplied with a lesser level of standard services than those supplied to the Tenant under this Lease, Landlord's Operating Expenses for the Property shall include the amounts reasonably determined by Landlord which would have been incurred if all of the rentable area in the Building were occupied and were supplied with the same level of standard services as supplied to the Tenant under this Lease.

                  Operating Expenses for the Property shall not include the following: the Landlord's Tax Expense; cost of repairs or replacements (i) resulting from eminent domain takings, (ii) to the extent reimbursed by insurance, (iii) resulting from correcting defects in the work for which the Landlord is obligated pursuant to the Work Letter, or (iv) required, above and beyond ordinary periodic maintenance, to maintain in serviceable condition the major structural elements of the Building, including the roof, exterior walls and floor slabs; replacement or contingency reserves; the cost of capital improvements (other than as specifically provided for above); ground lease rents or payment of debt obligations; legal and other professional fees for matters not relating to the normal administration and operation of the Property; promotional, advertising, public relations or brokerage fees and commissions paid in connection with services rendered for securing or renewing leases. The Landlord's Operating Expenses shall be reduced by the amount of any proceeds, payments, credits or reimbursements which the Landlord receives from sources other than tenants and which are applicable to such Operating Expenses for the Property.

         Payments by the Tenants on account of the Tenant's Operating Expenses Charge shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount so to be paid to the Landlord shall be an amount from time to time reasonably estimated by the Landlord to be sufficient to aggregate a sum equal to the Tenant's Operating Expenses Charge for each calendar year.

         Not later than ninety (90) days after the end of each calendar year or fraction thereof during the Term or fraction thereof at the end of the Term, the Landlord shall render the Tenant a statement in reasonable detail and according to usual accounting practices certified by a representative of the Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, the Operating Expenses for the Property and the Tenant's Operating Expenses Allocable to the Premises. Said statement to be rendered to the Tenant also shall show for the preceding calendar year or fraction thereof, as the case may be, the amounts of Operating Expenses already paid by the Tenant. If at the time such statement is rendered it is determined with respect to any calendar year, that the Tenant has paid (i) less than the Tenant's Operating Expenses Allocable to the Premises or (ii) more than the Tenant's Operating Expenses Allocable to the Premises, then, in the case of (i) the Tenant shall pay to the Landlord, as Additional Rent, within thirty (30) days of such statement the amounts of such underpayment and, in the case of (ii) the Landlord shall credit the amount of such overpayment against the monthly installments of the Tenant's Operating Expenses Allocable to the Premises next thereafter coming due (or refund such overpayment if the Term has expired and the Tenant has no further obligation to the Landlord).

Section 3.4 - Other Utility Charges.

         During the Term, the Tenant shall pay directly to the provider of the service, all separately metered charges for steam, heat, gas, electricity, fuel and other services and utilities furnished to the Premises.

Section 3.5 - Above-standard Services.

         If the Tenant requests and the Landlord elects to provide any services to the Tenant in addition to those described in Exhibit D, the Tenant shall pay to the Landlord, as Additional Rent, the amount billed by Landlord for such services at Landlord's standard rates as from time to time in effect. If the Tenant has requested that such services be provided on a regular basis, the Tenant shall, if requested by the Landlord, pay for such services at the time and in the fashion in which Annual Fixed Rent under this Lease is payable. Otherwise, the Tenant shall pay for such additional services within thirty (30) days after receipt of an invoice from the Landlord. Landlord shall have the right from time to time to inspect Tenant's utility meters and to install timers thereon at Tenant's expense for purposes of monitoring above-standard service usage. Tenant shall pay for such work within thirty (30) days after receipt of an invoice from Landlord.

Section 3.6 - No Offsets.

         Annual Fixed Rent and Additional Rent shall be paid by the Tenant without offset, abatement or deduction.

Section 3.7 - Net Lease.

         It is understood and agreed that this Lease is a net lease and that the Annual Fixed Rent is absolutely net to the Landlord excepting only the Landlord's obligations to pay any debt service or ground rent on the Property, to provide the Landlord's services, and to pay the real estate taxes and operating expenses which the Tenant is not required to pay under this Lease.

                                   ARTICLE IV

                                   ALTERATIONS

Section 4.1 - Consent Required for Tenant's Alterations.

         The Tenant shall not make alterations or additions to the Premises except in accordance with the building standards from time to time in effect, with construction rules and regulations from time to time promulgated by Landlord and applicable to Tenants in the Building, and with plans and specifications therefor first approved by the Landlord, which approval shall not be withheld unreasonably. Landlord shall approve or disapprove of such plans within ten (10) days of submittal or such plans shall be deemed approved. The Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions which (i) involve or might affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility serving any area of the Building outside of the Premises or any publicly accessible major interior features of the Building, (ii) will require unusual expense to readapt the Premises to normal use unless the Tenant first gives assurance acceptable to the Landlord that such readaptation will be made prior to such termination without expense to the Landlord, or (iii) which would not be compatible with existing mechanical or electrical, plumbing, HVAC or other systems in the Building, in each case, as reasonably determined by the Landlord.

Section 4.2 - Ownership of Alterations.

         All alterations and additions shall be part of the Building and owned by the Landlord, unless, prior to installation, Landlord agrees Tenant may remove such items or at the time of the termination of this Lease the Landlord shall specify that the same must be removed. All movable equipment and furnishings not attached to the Premises shall remain the property of the Tenant and shall be removed by the Tenant upon termination or expiration of this Lease. The Tenant shall repair any damage caused by the removal of any alterations, additions or personal property from the Premises.

Section 4.3 - Construction Requirements for Alterations.

         All construction work by the Tenant shall be done in a good and workmanlike manner employing only first-class materials and in compliance with all applicable laws and all lawful ordinances, regulations and orders of Governmental authority and insurers of the Building. The Landlord or Landlord's authorized agent may (but without any implied obligation to do so) inspect the work of the Tenant at reasonable times and shall give notice of observed defects. All of the Tenant's alterations and additions and installation of furnishings shall be coordinated with any work being performed by the Landlord and in such manner as to maintain harmonious labor relations and not to damage the Building or interfere with Building construction or operation and, except for installation of furnishings, shall be performed by the Landlord's general contractor or by contractors or workmen first approved by the Landlord, which approval the Landlord agrees not to unreasonably withhold or delay. The Tenant, before starting any work (1) shall receive and comply with Landlord's construction rules and regulations and shall cause Tenant's contractors to comply therewith, (2) shall secure all licenses and permits necessary therefor and shall deliver to the Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of a labor and material to be furnished by them and reasonable security satisfactory to the Landlord protecting the Landlord against liens arising out of the furnishing of such labor and material, (3) and cause each contractor to carry worker's compensation insurance in statutory amounts covering all the contractors' and subcontractors' employees and comprehensive general public liability insurance with such limits as the Landlord may require reasonably, but in no event less than $1,000,000 (individual)/$3,000,000 (Occurrence) or in such other amounts as Landlord may reasonably require covering personal injury and death and property damage (all such insurance to be written in companies approved reasonably by the Landlord and insuring the Landlord, such individuals and entities affiliated with the Landlord as the Landlord may designate, and the Tenant as well as the contractors and to contain a requirement for at least thirty (30) days' notice to the Landlord prior to cancellation, nonrenewal or material change), and to deliver to the Landlord certificates of all such insurance.

Section 4.4 - Payment for Tenant Alterations.

         The Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by the Tenant, its agents, employees or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Property and promptly to discharge any such liens which may so attach. If any such lien shall be filed against the Premises or the Property and the Tenant shall fail to cause such lien to be discharged within ten (10) days after the filing thereof, the Landlord may cause such lien to be discharged by payment, bond or otherwise without investigation as to the validity thereof or as to any offsets or defenses which the Tenant may have with respect to the amount claimed. The Tenant shall reimburse the Landlord, as additional rent, for any cost so incurred and shall indemnify and hold harmless the Landlord from and against any and all claims, costs, damages, liabilities and expenses (including attorneys' fees) which may be incurred or suffered by the Landlord by reason of any such lien or its discharge.

                                    ARTICLE V

              RESPONSIBILITY FOR CONDITION OF BUILDING AND PREMISES

Section 5.1 - Maintenance of Building and Common Areas by Landlord.

         Except as otherwise provided in Article 8, the Landlord shall make such repairs to the major structural elements of the Building, including the roof, exterior walls and floor slabs as may be necessary to keep and maintain the same in serviceable condition and maintain and make such repairs to the Common Building Areas as may be necessary to keep them in good order, condition and repair, including without limitation, the glass in the exterior walls of the Building, and all mechanical systems and equipment serving the Building and not exclusively serving the Premises. The Landlord shall further perform the services on Exhibit D hereto. The Landlord shall in no event be responsible to the Tenant for any condition in the Premises or the Building caused by an act or neglect of the Tenant, or any invitee or contractor of the Tenant. Landlord's costs in performing such services shall be reimbursed by the Tenant to the extent provided in Section 3.3.

Section 5.2 - Maintenance of Premises by Tenant.

         The Tenant shall keep neat and clean and maintain in good order, condition and repair the Premises and every part thereof and all Building and mechanical equipment exclusively serving the Premises, reasonable wear and tear excepted and further excepting those repairs for which the Landlord is responsible pursuant to Section 5.1 and damage by fire or other casualty and as a consequence of the exercise of the power of eminent domain and shall surrender the Premises and all alterations and additions thereto, at the end of the Term, in such condition, first removing all goods and effects of the Tenant and, to the extent specified by the Landlord by notice to the Tenant, all alterations and additions made by the Tenant and repairing any damage caused by such removal and restoring the Premises and leaving them clean and neat. Mechanical equipment shall be maintained in accordance with the standards established by the Landlord, as modified from time to time. Tenant shall, upon request, provide evidence reasonably satisfactory to Landlord that it has available the necessary expertise to properly conduct and carry out this responsibility, either through persons employed by the company or through contracts with independent service organizations, or a combination thereof. Alternatively, upon Tenant's request, Landlord agrees to accept responsibility for the maintenance of mechanical equipment exclusively service the Premises. All charges incurred by Landlord in connection with such work, whether by independent organizations or in accordance with reasonable rates assigned to employees of Landlord or Landlord's affiliates, shall be promptly reimbursed by Tenant as Additional Rent. The Tenant shall not permit or commit any waste, and the Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damages to common areas in the building by the Tenant, or any of the contractors or invitees of the Tenant.

Section 5.3 - Delays in Landlord's Services.

         The Landlord shall not be liable to the Tenant for any compensation or reduction of rent by reason or inconvenience or annoyance or for loss of business arising from the necessity of the Landlord or its agents entering the Premises for any purposes authorized in this Lease, or for repairing the Premises or any portion of the Building. In case the Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on the Landlord's part, by reason of any External Cause, the Landlord shall not be liable to the Tenant therefor, nor, except as expressly otherwise provided in this Lease, shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

         The Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency, until necessary repairs have been completed; provided, however, that in each instance of stoppage, the Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, the Landlord will give the Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to the Tenant by reason thereof. In no event shall the Landlord have any liability to the Tenant for the unavailability of heat, light or any utility or service to be provided by the Landlord to the extent that such unavailability is caused by External Causes unless such interruption or stoppage extends beyond six (6) months, in which event Tenant shall have the right to terminate this Lease.

Section 5.4 - Landlord's and Tenant's Covenants Regarding
              Environmental Matters.

         Landlord affirms that, to the best of its knowledge, the Building and its systems are free of any environmental contamination. The Landlord has initiated, and covenants and agrees to continue to conduct, an indoor environmental quality monitoring and management program with respect to the Building. Tenant, and its employees, agents and contractors, shall cooperate in the ongoing conduct of this program, and shall participate and comply with the requirements and recommendations of this program to the extent such requirements and recommendations pertain to the operations or the maintenance responsibilities of the Tenant. If, during the lease term commencing with the Base Rent Commencement Date, the Tenant's officers and employees in the Premises suffer from ailments or illness of any kind, which the Tenant believes in good faith to result from environmental conditions which exist in the Building, and the Tenant gives the Landlord notice to this effect promptly following the identification of symptoms of such ailments or illness, then the Landlord shall promptly engage an environmental consultant selected by Landlord and reasonably satisfactory to the Tenant (the "Environmental Consultant"), to conduct such investigations and tests as the Environmental Consultant determines are necessary to ascertain whether there are environmental conditions existing in the Building that are the cause of such ailments or illness, and if so, their identity and any appropriate remedial measures. The landlord and the Tenant shall cooperate with one another to ascertain the cause of any such ailments or illness, and the symptoms and duration thereof, and make available to the other such information as may reasonably be requested. Without limitation, the Tenant shall cause any information revealed by physical examinations of the occupants of the Premises suffering from such ailments or illness to be available for review by the Landlord's occupational health consultant. The Landlord shall use best efforts to cause a report summarizing the results of the Environmental Consultant's investigations and tests to be issued within 60 days, but not more than 120 days of the Tenant's notice as aforesaid and, if a follow-up report is necessary due to the need for further testing or other contingencies, such follow-up reports shall be issued as promptly as reasonably possible thereafter (collectively, the "Report"). The Report shall be furnished to both the Landlord and the Tenant. The Landlord and the Tenant shall, promptly following the issuance of the Report, commence the performance of such appropriate remedial measures as are recommended by the Environmental Consultant in the Report for which they are respectively responsible under this Lease, and continue to diligently perform the same, until such measures have been completed.


                                   ARTICLE VI

                                TENANT COVENANTS

         The Tenant covenants during the Term and for such further time as the Tenant occupies any part of the Premises:

Section 6.1 - Permitted Uses.

         The Tenant shall occupy the Premises only for the Permitted Uses, and shall not injure or deface the Premises or the Property, nor permit in the Premises any auction sale. The Tenant shall give written notice to the Landlord of any materials on OSHA's right to know list or which are subject to regulation by any other federal, state, municipal or other governmental authority and which the Tenant intends to have present at the Premises. The Tenant shall comply with all requirements of public authorities and of the Board of Fire Underwriters in connection with methods of storage, use and disposal thereof. The Tenant shall not permit in the Premises any nuisance, or the emission from the Premises of any objectionable noise, odor or vibration, nor use or devote the Premises or any part thereof for any purpose which is contrary to law or ordinance or liable to invalidate or increase premiums for any insurance (unless Tenant agrees to pay therefore) on the Building or its contents or liable to render necessary any alteration or addition to the Building, other than work in Work Letter attached as Exhibit C nor commit or permit any waste in or with respect to the Premises, nor generate, store or dispose of any oil, toxic substances, hazardous wastes, or hazardous materials (each a, "Hazardous Material"), or permit the same in or on the Premises or any parking areas provided for under this Lease unless in accordance with all statutes, rules, regulations, orders and ordinances. The Tenant shall not dump, flush or in any way introduce any Hazardous Materials into septic, sewage or other waste disposal systems serving the Premises or any parking areas provided for under this Lease. The Tenant will indemnify the Landlord and its successors and assigns against all claims, loss, cost, and expenses including attorneys' fees, incurred as a result of any contamination of the Building or any other portion of University Park with Hazardous Materials by the Tenant or Tenant's contractors, licensees, invitees, agents, servants or employees.

Section 6.2 - Laws and Regulations.

         The Tenant shall comply with all federal, state and local laws, regulations, ordinances, executive orders, Federal guidelines, and similar requirements in effect from time to time, including, without limitation, City of Cambridge ordinances with respect to animal experiments and hazardous waste and any such requirements pertaining to employment opportunity, anti-discrimination and affirmative action. Tenant shall provide to Landlord evidence satisfactory to Landlord that Tenant has obtained all permits or licenses that Tenant is required to obtain for the handling or disposal of hazardous materials, animal experimentation, and other operations required in the conduct of Tenant's business, and shall upon ten (10) days prior written notice provide copies of all such permits without the initial applications relating to confidential material submitted to Landlord.

Section 6.3 - Rules and Regulations.

         The Tenant shall not obstruct in any manner any portion of the Property not hereby leased; shall not permit the placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and shall comply with all reasonable rules and regulations of uniform application to all occupants of the Building now or hereafter made by the Landlord, of which the Tenant has been given notice, for the care and use of the Property and the parking facilities relating thereto. The Landlord shall not be liable to the Tenant for the failure of other occupants of the Building to conform to any such rules and regulations unless such breaching interferes with Tenant's quite enjoyment of the Premises. The Landlord shall provide, at the Tenant's expense, a Building Standard tenant name sign at the entryway to the Premises.

Section 6.4 - Safety Compliance.

         The Tenant shall keep the Premises equipped with all safety appliances required by law or ordinance or any other regulations of any public authority because of any non-office use made by the Tenant and to procure all licenses and permits so required because of such use and, if requested by the Landlord, do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the Tenant's Permitted Uses. Tenant shall conduct such periodic test, evaluations or certifications of safety appliances and laboratory equipment as are required or recommended in accordance with generally accepted standards for good laboratory practice to ensure that such safety appliances and equipment remain in good working order, and shall provide to Landlord copies of such reports, evaluations and certifications as they are periodically obtained by Tenant or upon ten (10) days advance notice from Landlord.

Section 6.5 - Landlord's Entry.

         The Tenant shall permit the Landlord and it agents, after reasonable notice except in the case of emergencies, to enter the Premises at all reasonable hours for the purpose of inspecting or of making repairs to the same, monitoring Tenant's compliance with the requirements and restrictions set forth in this Lease, and for the purpose of showing the Premises to prospective purchasers and mortgagees at all reasonable times and to prospective tenants provided that Landlord believes to have a bonafide interest in leasing the premises that in connection with such entry, Tenant may provide procedures reasonably designed so as not to jeopardize Tenant's trade secrets, proprietary technology or critical business operations.

Section 6.6 - Floor Load.

         The Tenant shall not place a load upon any floor in the Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law; and not move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as the Landlord shall in each instance authorize. The Tenant's machines and mechanical equipment shall be placed and maintained by the Tenant at the Tenant's expense in settings sufficient to absorb or prevent vibration or noise that may be transmitted to the Building structure or to any other space in the Building.

Section 6.7 - Personal Property Tax.

         The Tenant shall pay promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed.

Section 6.8 - Assignment and Subleases.

         The Tenant shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease, or sublet (which term, without limitation, shall include granting of concessions, licenses and the like) the whole or any part of the Premises without, in each instance, having first received the consent of the Landlord which consent shall not be unreasonably withheld. Any assignment or sublease made without such consent shall be void. The Landlord shall not be deemed to be unreasonable in withholding its consent to any proposed assignment or subletting by the Tenant based on any of the following factors:

         (a) The business of the proposed occupant is not consistent with the image and character which the Landlord reasonably desires to promote for the building.

         (b) The proposed assignment or subletting could adversely affect the ability of the Landlord and its affiliates to 1ease space in the Building or elsewhere in University Park, including leasing space to any proposed assignee or subtenant.

         Whether or not the Landlord consents to any assignment or subletting, the Tenant named herein shall remain fully and primarily liable for the obligations of the tenant hereunder, including, without limitation, the obligation to pay Annual Fixed Rent and Additional Rent provided under this Lease.

         The Tenant shall give the Landlord notice of any proposed sublease or assignment, specifying the provisions of the proposed subletting or assignment, including (i) the name and address of the proposed subtenant or assignee, (ii) a copy of the proposed subtenant's or assignee's most recent annual financial statement, (iii) all of the terms and provisions upon which the proposed subletting or assignment is to be made and such other information concerning the proposed subletting or assignment is to be made and such other information concerning the proposed subtenant or assignee as the Tenant has obtained in connection with the proposed subletting or assignment. The Tenant shall reimburse the Landlord promptly for actual legal and other expense incurred by the Landlord in connection with any request by the Tenant for consent to any assignment or subletting. If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anyone other than the Tenant, the Landlord may, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the prohibitions contained in this
Section 6.8 or the acceptance of the assignee, sublessee or occupant as a tenant, or a release of the Tenant from the further performance by the Tenant of covenants on the part of the Tenant herein contained. The Tenant shall pay to the Landlord any amounts the Tenant receives from any subtenant or assignee as rent, additional rent or other forms of compensation or reimbursement other than those which are less than or equal to the then due and payable proportionate monthly share of Annual Fixed Rent, Additional Rent and all other monies due to Landlord pursuant to this Lease (allocable in the case of a sublease to that portion of the Premises being subleased). The consent by the Landlord to an assignment or subletting shall not be construed to relieve the Tenant from obtaining the express consent in writing of the Landlord to any further assignment or subletting.

                                   ARTICLE VII

                             INDEMNITY AND INSURANCE

Section 7.1 - Indemnity.

         To the maximum extent this agreement may be made effective according to law, the Tenant agrees to indemnify and save harmless the Landlord from and against all claims, loss, or damage of whatever nature arising from any breach by Tenant of any obligation of Tenant under this Lease or from any act, omission or negligence of the Tenant, or the Tenant's contractors, licensees, invitees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person or property, occurring after the date that possession of the Premises is first delivered to the Tenant and until the end of the Term and thereafter, so long as the Tenant is in occupancy of any part of the Premises, in or about the Premises or arising from any accident, injury or damage occurring outside the Premises but within the Building, on the Land, on the access roads and ways, in the parking facilities provided pursuant to the Lease, within University Park or any adjacent area maintained by Landlord or any individual or entity affiliated with Landlord, where such accident, injury or damage results, or is claimed to have resulted, from an act or omission on the part of the Tenant or the Tenant's agents or employees, licensees, invitees, servants or contractors. Landlord agrees to indemnify and save Tenant harmless from and against all claims, loss or' damage of whatever nature, including reasonable attorneys' fees, and excepting punitive and/or consequential damages arising from any breach by Landlord of any obligations of Landlord hereunder or from any act, omission or negligence of Landlord or its contractors, licensees, agents, servants or employees, or from environmental contamination within the Building that substantially affects Tenant's use of the Premises, other than contamination for which Tenant is responsible. This indemnity and hold harmless agreement shall include indemnity against attorneys' fees and all other costs, expenses and liabilities incurred or in connection with any such claim or proceeding brought thereon, and the defense thereof.

Section 7.2 - Liability Insurance.

         The Tenant agrees to maintain in full force from the date upon which the Tenant first enters the Premises for any reason, throughout the Term, and thereafter, so long as the Tenant is in occupancy of any part of the Premises, a policy of comprehensive general liability insurance under which the Landlord (and any individuals or entities affiliated with the Landlord, any ground lessor and any holder of a mortgage on the Property of whom the Tenant is notified by the Landlord) and the Tenant are named as insureds, and under which the insurer provides a contractual liability endorsement insuring against all cost, expense and liability arising out of or based upon any and all claims, accidents, injuries and damages described in Section 7.1, in the broadest form of such coverage from time to time available. Each such policy shall be noncancellable and nonamendable (to the extent that any proposed amendment reduces the limits or the scope of the insurance required in this Lease) with respect to the Landlord and such ground lessors and mortgagees without thirty (30) days' prior notice to the Landlord and such ground lessors and mortgagees and at the election of the Landlord, either a certificate or insurance or a duplicate original policy shall be delivered to the Landlord. The minimum limits of liability of such insurance as of the Commencement Date shall be Three Million Dollars ($3,000,000.00) for combined bodily injury (or death) and damage to property (per occurrence), and from time to time during the Term such limits of liability shall be increased to reflect such higher limits as are customarily required pursuant to new leases of space in the Boston-Cambridge area with respect to similar properties.

Section 7.3 - Personal Property at Risk.

         The Tenant agrees that all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of the Tenant and of all persons claiming by, through or under the Tenant which, during the continuance of this Lease or any occupancy of the Premises by the Tenant or anyone claiming under the Tenant which, during the continuance of this Lease or any occupancy of the Premises by the Tenant or anyone claiming under the Tenant, may be on the Premises or elsewhere in the Building or on the Lot or parking facilities provided hereby, shall be at the sole risk and hazard of the Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by the Landlord, except for gross negligence and except that the Landlord shall in no event be exonerated from any liability to the Tenant or to any person, for any injury, loss, damage or liability to the extent such exoneration is prohibited by law.

Section 7.4 - Landlord's Insurance.

         The Landlord shall carry such casualty and liability insurance upon and with respect to operations at the Building, as may from time to time be deemed reasonably prudent by the Landlord or required by any mortgagee holding a mortgage thereon or any ground lessor of the Land, and in any event, insurance against loss by fire and the risks now covered by extended coverage endorsement No. 4 in an amount at least equal to eighty percent (80%) of the replacement value of the Building, exclusive of foundations, site preparation and other nonrecurring construction costs.

Section 7.5 - Waiver of Subrogation.

         Any insurance carried by either party with respect to the Building, Land, Premises, parking facilities or any property therein or occurrences thereon shall, without further request by either party, if it can be so written without additional premium, or with an additional premium which the other party elects to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss, including, without limitation, injury or loss caused by negligence of such other party, due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

                                  ARTICLE VIII

                           CASUALTY AND EMINENT DOMAIN

Section 8.1 - Restoration Following Casualties.

         If, during the Term, the Building or Premises shall be damaged by fire or casualty, subject to the exceptions and limitations provided below, the Landlord shall proceed promptly to exercise reasonable efforts to restore the Building or Premises to substantially the condition thereof at the time of such damage, but the Landlord shall not be responsible for delay in such restoration which may result from any cause beyond the reasonable control of the Landlord. The Landlord shall have no obligation to expend in the reconstruction of the Building more than the actual amount of the insurance proceeds made available to the Landlord by its insurer and not retained by the Landlord's mortgagee or ground lessor. Any restoration of the Building or the Premises shall be altered to the extent necessary to comply with then current laws and applicable codes.

Section 8.2 - Landlord's Termination Election.

         If the Landlord reasonably determines that the amount of insurance proceeds available to the Landlord is insufficient to cover the cost of restoring the Building or if in the reasonable opinion of the Landlord the Building has been so damaged that it is appropriate for the Landlord to raze or substantially alter the Building, then the Landlord may terminate this Lease by giving notice to the Tenant within ninety (90) days after the date of the casualty or such later date as is required to allow the Landlord a reasonable time to make either such determination. Any such termination shall be effective on the date designated in such notice from the Landlord, but in any event, not later than ninety (90) days after such notice, and if no date is specified, effective upon the delivery of such notice.

Section 8.3 - Tenant's Termination Election.

         Unless the Landlord has earlier advised the Tenant of the Landlord's election to terminate this Lease pursuant to Section 8.2, or to restore the Premises and maintain this Lease in effect pursuant to Section 8.1, the Tenant shall have the right after the expiration of ninety (90) days after any casualty which materially impairs a material portion of the Premises to give a written notice to the Landlord requiring the Landlord within ten (10) days thereafter to exercise or waive any right of the Landlord to terminate this Lease pursuant to
Section 8.2 as a result of such casualty and if the Landlord fails to give timely notice to the Tenant waiving any right under Section 8.2 to terminate this Lease based on such casualty, the Tenant shall be entitled, at any time until the Landlord has given notice to the Tenant waiving such termination right, to give notice to the Landlord terminating this Lease. Where the Landlord is obligated to exercise reasonable efforts to restore the Premises, unless such restoration is completed within six (6) months from the date of the casualty or taking, such period to be subject, however, to extension where the delay in completion of such work is due to External Causes (but in no event beyond nine
(9) months from the date of the casualty or taking), the Tenant shall have the right to terminate this Lease at any time after the expiration of such one-year (as extended) period until the restoration is substantially completed, such termination to take effect as of the date of the Tenant's notice.

Section 8.4 - Casualty at Expiration of Lease.

         If the Premises shall be damaged by fire or casualty in such a manner that the Premises cannot, in the ordinary course, reasonably be expected to be repaired within one hundred and twenty (120) days from the commencement of repair work and such damage occurs within the last eighteen (18) months of the Term (as the same may have been extended prior to such fire or casualty), either party shall have the right, by giving notice to the other not later than sixty
(60) days after such damage, to terminate this Lease, whereupon this Lease shall terminate as of the date of such notice.

Section 8.5 - Eminent Domain.

         Except as hereinafter provided, if the Premises, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) unsuitable for the Tenant's purposes, shall be taken by condemnation or right of eminent domain, the Landlord or the Tenant shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after the effective date of such taking. If so much of the Building shall be so taken that the Landlord determines that it would be appropriate to raze or substantially alter the Building, the Landlord shall have the right to terminate this Lease by giving notice to the Tenant of the Landlord's desire to do so not later than thirty (30) days after the effective date of such taking.

         Should any part of the Premises be so taken or condemned during the Term, and should this Lease be not terminated in accordance with the foregoing provisions, the Landlord agrees to use reasonable efforts to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable, subject, however, to applicable laws and codes then in existence and to the availability of sufficient proceeds from the eminent domain taking not retained by any mortgagee or ground lessor.

Section 8.6 - Rent After Casualty or Taking.

         If the Premises shall be damaged by fire or other casualty, except as provided below, the Annual Fixed Rent and Additional Rent shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by the Tenant. If the fire or other casualty was caused by the Tenant, such abatement shall be made only to the extent that the Landlord is fully compensated therefor by any lost rent insurance. In the event of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Fixed Rent shall be abated for the remainder of the Term.

Section 8.7 - Temporary Taking.

         In the event of any taking of the Premises or any part thereof for a temporary use not in excess of six (6) months, (i) this Lease shall be and remain unaffected thereby and Annual Fixed Rent and Additional Rent shall not abate, and (ii) the Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term.

Section 8.8 - Taking Award.

         Except as otherwise provided in Section 8.7, the Landlord shall have and hereby reserves and accepts, and the Tenant hereby grants and assigns to the Landlord, all rights to recover for damages to the Building and the Land, and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, the Tenant hereby grants and assigns to the Landlord, all rights to such damages or compensation. Nothing contained herein shall be construed to prevent the Tenant from prosecuting in any condemnation proceedings a claim for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by the Landlord from the taking authority pursuant to the preceding sentence.

                                   ARTICLE IX

                                     DEFAULT

Section 9.1 - Tenant's Default.

         Each of the following shall constitute an Event of Default:

         (a) Failure on the part of the Tenant to pay the Annual Fixed Rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable, if such condition continues for five (5) days after notice that the same are due.

         (b) Failure on the part of the Tenant to perform or observe any other term or condition contained in this Lease if the Tenant shall not cure such failure within thirty (30) days after notice from the Landlord to the Tenant thereof, provided that in the case of breaches of obligations under this Lease which are susceptible to cure but cannot be cured within thirty (30) days through the exercise of due diligence, so long as the Tenant commences such cure within thirty (30) days, such breach remains susceptible to cure, and the Tenant diligently pursues such cure, such beach shall not be deemed to create an Event of Default.

         (c) The taking of the estate hereby created on execution or by other process of law; or a judicial declaration that the Tenant is bankrupt or insolvent according to law; or any assignment of the property of the Tenant for the benefit of creditors; or the appointment of a receiver, guardian, conservator, trustee in bankruptcy or other similar officer to take charge of all or any substantial part of the Tenant's property by a court of competent jurisdiction; or the filing of an involuntary petition against the Tenant under any provisions of the bankruptcy act now or hereafter enacted if the same is not dismissed within ninety
                  (90) days; the filing by the Tenant of any voluntary petition for relief under provisions of any bankruptcy law now or hereafter enacted.

         If an Event of Default shall occur, then, in any such case, whether or not the Term shall have begun, the Landlord lawfully may, immediately or at any time thereafter, give notice to the Tenant specifying the Event of Default and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term, and the Tenant will then quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

Section 9.2 - Damages.

         In the event that this Lease is terminated, the Tenant covenants to pay to the Landlord forthwith on the Landlord's demand, as compensation, an amount (the Lump Sum Payment) equal to the excess, if any, of the discounted present value of the total rent reserved for the remainder of the Term over the then discounted present fair rental value of the Premises for the remainder of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Fixed Rent and all Additional Rent, the value of all other considerations agreed to be paid or performed by the Tenant over the remainder of the Term. In addition, the Tenant shall pay punctually to the Landlord all the sums (Periodic Payments) and perform all the obligations which the Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by the Tenant under the foregoing covenant, the Tenant shall be credited with the net proceeds of any rent obtained by reletting the Premises, after deducting all the Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting. The Tenant shall also be entitled to credit against the last periodic payments which would otherwise become due the amount, if any, paid to the Landlord as a Lump Sum Payment. The Landlord may (i) relet the Premises, or any part or parts thereof, for a term or terms which may, at the Landlord's option, exceed or be equal to or less than the period which would otherwise have constituted the balance of the Term, and may grant such concessions and free rent as the Landlord in its reasonable commercial judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and improvements in the Premises as the Landlord in its reasonable commercial judgment considers advisable or necessary to relet the same. No action of the Landlord in accordance with foregoing or failure to relet or to collect rent under reletting shall operate to release or reduce the Tenant's liability. The Landlord shall be entitled to seek to rent other properties of the Landlord prior to reletting the Premises.

Section 9.3 - Cumulative Rights.

         The specific remedies to which the Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by the Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, the Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions. Nothing contained in this Lease shall limit or prejudice the right of the Landlord to prove for and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

Section 9.4 - Landlord's Self-help.

         If the Tenant shall at any time default in the performance of any obligation under this Lease, the Landlord shall have the right, but not the obligation, upon reasonable, but in no event more than ten (10) days' notice to the Tenant (except in case of emergency in which case no notice need be given), to perform such obligation. The Landlord may exercise its rights under this Section without waiving any other of its rights or releasing the Tenant from any of its obligations under this Lease.

Section 9.5 - Enforcement Expenses.

         The Tenant shall promptly reimburse the Landlord for all costs and expenses, including without limitation legal fees, incurred by the Landlord in exercising and enforcing its rights under this Lease following the Tenant's failure to comply with its obligations hereunder, whether or not such failure constitutes an Event of Default on the part of the Tenant, together with interest at the applicable rate specified in Section 9.6 from the date paid by the Landlord.

Section 9.6 - Late Charges and Interest on Overdue Payments.

         In the event that any payment of Annual Fixed Rent or Additional Rent shall remain unpaid for a period of five (5) business days following notice by the Landlord to the Tenant that such payment is overdue, there shall become due to the Landlord from the Tenant, as Additional Rent and as compensation for the Landlord's extra administrative costs in investigating the circumstances of late rent, a late charge of three percent (3%) of the amount overdue. In addition, any Annual Fixed Rent and Additional Rent not paid when due shall bear interest from the date due to the Landlord until paid at the variable rate (the "Default Interest Rate") equal to the higher of (i) the rate at which interest accrues on amounts not paid when due under the terms of the Landlord's financing for the Building, as from time to time in effect, and (ii) one hundred and twenty-five percent (125%) of the rate from time to time announced by The First National Bank of Boston as its base rate, or if such rate can no longer be determined, one hundred and twenty-five percent (125%) of the rate from time to time announced by a major commercial bank selected by the Landlord as the rate charged to creditworthy commercial clients for short-term unsecured borrowings.

Section 9.7 - Landlord's Right to Notice and Cure.

         The Landlord shall in no event be in default in the performance of any of the Landlord's obligations hereunder unless and until the Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by the Tenant to the Landlord expressly specifying wherein the Landlord has failed to perform any such obligation.

                                    ARTICLE X

                     MORTGAGEES' AND GROUND LESSORS' RIGHTS

Section 10.1 - Subordination.

         This Lease shall, at the election of the holder of any mortgage or ground lease on the Property, be subject and subordinate to any and all mortgages or ground leases on the Property, so that the lien of any such mortgage or ground lease shall be superior to all rights hereby or hereafter vested in the Tenant.

Section 10.2 - Prepayment of Rent not to Bind Mortgagee.

         No Annual Fixed Rent, Additional Rent, or any other charge payable to the Landlord shall be paid more than thirty (30) days prior to the due date thereof under the terms of this Lease and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee or ground lessor) be a nullity as against such mortgagee or ground lessor and the Tenant shall be liable for the amount of such payments to such mortgagee or ground lessor.

Section 10.3 - Tenant's Duty to Notify Mortgagee: Mortgagee's Ability to Cure.

         No act or failure to act on the part of the Landlord which would entitle the Tenant under the terms of this Lease, or by law, to be relieved of the Tenant's obligations to pay Annual Fixed Rent or Additional Rent hereunder or to terminate this Lease, shall result in a release or termination of such obligations of the Tenants or a termination of this Lease unless (i) the Tenant shall have first given written notice of the Landlord's act or failure to act to the Landlord's mortgagees or ground lessors of record, if any, of whose identity and address the Tenant shall have been given actual notice, specifying the act or failure to act on the part of the Landlord which would give basis to the Tenant's rights; and (ii) such mortgagees or ground lessors, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, which shall include a reasonable time for such mortgagee or ground lessors, to obtain possession of the Property if possession is necessary for the mortgagee or ground lessor to correct or cure the condition and if the mortgagee or ground lessor notifies the Tenant of its intention to take possession of the Property and correct or cure such condition.

Section 10.4 - Estoppel Certificates.

         Each party hereto shall from time to time, upon not less than fifteen
(15) days' prior written request by the other party, execute, acknowledge and deliver to the other party a statement in writing certifying to the Landlord or an independent third party, with a true and correct copy of this Lease attached thereto, (i) that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications); (ii) that such person has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and to perform its other covenants under this Lease (or if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail); (iii) that there are no known uncured defaults of the Landlord or the Tenant under this Lease (or if there are known defaults, setting them forth in reasonable detail); (iv) the dates to which the Annual Fixed Rent, Additional Rent and other charges have been paid; (v) that the Tenant has accepted, is satisfied with, and is in full possession of the Premises, including all improvements, additions, and alterations thereto required to be made by Landlord under the Lease; (vi) that the Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the Term of the Lease as specified in the Lease; (vii) the Term, the Commencement Date, and any other relevant dates, and that the Tenant has been in occupancy since the Commencement Date and paying rent since the specified dates; (viii) that no monetary or other considerations, including, but not limited to, rental concessions for Landlord, special tenant improvements or Landlord's assumption of prior lease obligations of Tenant have been granted to Tenant by Landlord for entering into Lease, except as specified; (ix) that Tenant has no notice of a prior assignment, hypothecation, or pledge of rents or of the Lease; (x) that the Lease represents the entire agreement between Landlord and Tenant; (xi) that no prepayment or reduction of rent and no modification, termination or acceptance of Lease will be valid as to the party to whom such certificate is addressed without the consent of such party; (xii) that any notice to Tenant may be given it by certified or registered mail, return receipt requested, or delivered, at the Premises, or at another address specified; and (xiii) such other matters with respect to the Tenant and this Lease as the Landlord may reasonably request. On the Commencement Date, the Tenant shall, at the request of the Landlord, promptly execute, acknowledge and deliver to the Landlord a statement in writing that the Commencement Date has occurred, that the Annual Fixed Rent has begun to accrue and that the Tenant has taken occupancy of the Premises. Any statement delivered pursuant to this Section may be relied upon by any prospective purchaser, mortgagee or ground lessor of the Premises and shall be binding on the Tenant.

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1 - Notice of Lease.

         The Tenant agrees not to record this Lease, but upon request of either party, both parties shall execute and deliver a memorandum of this Lease in form appropriate for recording or registration, an instrument acknowledging the Commencement Date of the Term, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

Section 11.2 - Notices.

         Whenever any notice, approval, consent, request, election, offer or acceptance is given or made pursuant to this Lease, it shall be in writing. Communications and payments shall be addressed, if to the Landlord, at the Landlord's Address for Notices as set forth in Exhibit A or at such other address as may have been specified by prior notice to the Tenant; and if to the Tenant, at the Tenant's Original Address or at such other place as may have been specified by prior notice to the Landlord. Any communication so addressed shall be deemed duly given on the earlier of (i) the date received or (ii) on the third business day following the day of mailing if mailed by registered or certified mail, return receipt requested. If the Landlord by notice to the Tenant at any time designates some other person to receive payments or notices, all payments or notices thereafter by the Tenant shall be paid or given to the agent designated until notice to the contrary is received by the Tenant from the Landlord.

Section 11.3 - Successors and Limitation on Liability on the Landlord.

         The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the original Landlord named herein and each successor Landlord shall be liable only for obligations accruing during the period of its ownership. The obligations of the Landlord shall be binding upon the assets of the Landlord consisting of an equity ownership of the Property but not upon other assets of the Landlord and neither the Tenant, nor anyone claiming by, under or through the Tenant, shall be entitled to obtain any judgment creating personal liability on the part of the Landlord or enforcing any obligations of the Landlord against any assets of the Landlord other than an equity ownership of the Property.

Section 11.4 - Waivers by the Landlord.

         The failure of the Landlord or the Tenant to seek redress for violation of, or to insist upon strict performance of, any covenant or condition of this Lease, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by the Landlord of Annual Fixed Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by the Landlord, unless such waiver be in writing signed by the Landlord. No consent or waiver, express or implied, by the Landlord to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

Section 11.5 -- Acceptance of Partial Payments of Rent.

         No acceptance by the Landlord of a lesser sum than the Annual Fixed Rent and Additional Rent then due shall be deemed to be other than a partial installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided. The delivery of keys to any employee of the Landlord or to the Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

Section 11.6 -- Interpretation and Partial Invalidity.

         If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law. The titles of the Articles are for convenience only and not to be considered in construing this Lease. This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

Section 11.7 -- Quiet Enjoyment.

         So long as the Tenant is not in default under this Lease and observes all conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the Premises free of any claims by, through or under the Landlord.

Section 11.8 -- Brokerage.

         Landlord and Tenant represents and warrants that they have had no dealings with any broker or agent other than Meredith & Grew, Incorporated and Spaulding and Slye in connection with this Lease and each party shall indemnify and hold harmless the other party from claims for any brokerage commission by Meredith & Grew, Incorporated and Spaulding and Slye arising out of such parties' actions. Landlord and Tenant shall hold each other harmless from any other claims for brokerage fees arising from this Lease.

Section 11.9 -- Surrender of Premises and Holding Over.

         The Tenant shall surrender possession of the Premises on the last day of the Term and the Tenant waives the right to any notice of termination or notice to quit. The Tenant covenants that upon the expiration or sooner termination of this Lease, it shall, without notice, deliver up and surrender possession of the

Premises in the same condition in which the Tenant has agreed to keep the same during the continuance of this Lease and in accordance with the terms hereof, normal wear and tear excepted, first removing therefrom all goods and effects of the Tenant and any leasehold improvements Landlord specified for removal pursuant to Section 4.2, and repairing all damage caused by such removal. Upon the expiration of this Lease or if the Premises should be abandoned by the Tenant, or this Lease should terminate for any cause, and at the time of such expiration, vacation, abandonment or termination, the Tenant or Tenant's agents, subtenants or any other person should leave any property of any kind or character on or in the Premises, the fact of such leaving of property on or in the Premises shall be conclusive evidence of intent by the Tenant, and individuals and entities deriving their rights through the Tenant, to abandon such property so left in or upon the Premises, and such leaving shall constitute abandonment of the property. Landlord shall have the right and authority without notice to the Tenant or anyone else, to remove and destroy, or to sell or authorize disposal of such property, or any part thereof, without being in any way liable to the Tenant therefor and the proceeds thereof shall belong to the Landlord as compensation for the removal and disposition of such property.

         If the Tenant fails to surrender possession of the Premises upon the expiration or sooner termination of this Lease, the Tenant shall pay to Landlord, as rent for any period after the expiration or sooner termination of this Lease an amount equal to twice the Annual Fixed Rent and the Additional Rent required to be paid under this Lease as applied to any period in which the Tenant shall remain in possession. Acceptance by the Landlord of such payments shall not constitute a consent to a holdover hereunder or result in a renewal or extension of the Tenant's rights of occupancy. Such payments shall be in addition to and shall not affect or limit the Landlord's right of re-entry, Landlord's right to collect such damages as may be available at law, or any other rights of the Landlord under this Lease or as provided by law.

Section 11.10 - Ground Lease.

         This Lease is in all respects subject to the ground lease (the "Ground Lease") between the Landlord as lessee and Massachusetts Institute of Technology ("MIT") as lessor dated as of August 20, 1986. If the Ground Lease shall terminate during the Term for any reason whatsoever, except as may otherwise be agreed between M.I.T. and the Tenant, this Lease shall terminate with the same force and effect as if such termination date had been named herein as the date of expiration hereof and if any provision of the Ground Lease shall be inconsistent with the provisions of this Lease, the provisions of the Ground Lease shall be deemed to limit the provisions hereof, except as are expressly otherwise provided in a written agreement signed by MIT, the Landlord and the Tenant.

Section 11.11 - Security Deposit.

         Tenant has paid to Landlord herewith a security deposit of two (2) month of the Annual Fixed Rent. Landlord may commingle such deposit with its other funds and may apply such deposit upon default of Tenant hereunder. Provided Tenant is not then in default hereunder, Landlord shall return the then remaining portion of the security deposit to Tenant within thirty (30) days after the expiration of this Lease. In the event Landlord applies any such funds, Tenant shall pay to Landlord as additional rent within ten (10) days after invoice therefor, the amount of the security deposit applied by Landlord, such that the balance of the security deposit shall be restored to its original amount.

Section 11.12 - Financial Reporting.

         Tenant shall from time to time (but at least annually) on the anniversary of the Lease provide Landlord with financial statements of Tenant, together with related statements of Tenant's operations for Tenant's most recent fiscal year then ended, certified to Landlord by an independent certified public accounting firm.

Section 11.13 - Cambridge Employment Plan.

         The Tenant agrees to sign an agreement with the Employment and Training Agency designated by the City Manager of the City of Cambridge as provided in subsections (a)-(g) of Section 24-4 of Ordinance Number 1005 of the City of Cambridge, adopted April 23, 1984.

                                             Forest City 38 Sidney Street, Inc.



                                             By: /s/ Gayle Friedland
                                                 -----------------------------


                                             Tenant:

                                             Acusphere, Inc.



                                             By: /s/ Sherri C. Oberg
                                                 -----------------------------
                                                 President and CEO

STATE OF                   )
                           )     SS:
COUNTY OF                  )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above named Forest City 38 Sidney Street, Inc., by _______________, its ________________________, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed and the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at

____________________________, this _____ day of ___________________, 19__.



                                             ___________________________________
                                             Notary Public


STATE OF                   )
                           )     SS:
COUNTY OF                  )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared the above named Acusphere, Inc., by __________________________________,
its ______________________________, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed and the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at

____________________________, this _____ day of ___________________, 19__.



                                             ___________________________________
                                             Notary Public

This Instrument Prepared By:
Lawrence R. Fishman, Esq.
10800 Brookpark Road
Cleveland, Ohio 44130
(216) 267-1200

                                    EXHIBIT A

                                Basic Lease Terms


Annual Fixed Rent
for the Initial Term:                   $24.00 per rentable square foot

Security Deposit:                       A sum equal to two months' rent, payable
                                        upon Lease execution.

Initial Term:                           Eighteen (18) months commencing on the
                                        Commencement Date as defined in Section
                                        2.5 of the Lease.

Extension Option:                       Tenant shall have one (1) option to
                                        extend the term of the Lease for an
                                        additional eighteen (18) months on the
                                        same terms and conditions except rent
                                        shall be increased by the CPI percentage change for such period, but rent shall not be less than the prior period.

Landlord's Original Address:            Forest City 38 Sidney Street, Inc.
                                        10800 Brookpark Road
                                        Cleveland, Ohio 44130
                                        Attention: James Ratner, President

Landlord's Address for Notices:         Landlord's Original Address with a copy
                                        to:

                                        Forest City 38 Sidney Street, Inc.
                                        64 Sidney Street
                                        Cambridge, Massachusetts 02139-4234
                                        Attention: Gayle Friedland, Vice
                                        President

Original Premises:                      Approximately 6,801 rentable square
                                        feet; on the first floor of the
                                        building, as shown on Exhibit "B-1"
                                        which equates to 5.58% of the total
                                        building

                                      (i)

Parking Privileges:                 During the Initial Term, Landlord shall
                                    provide fourteen parking spaces.

                                    Initially, and so long as the Landlord is able to provide surface parking without interfering with the Landlord's plans for the development and leasing of the adjacent portions of University Park, Landlord shall provide surface parking for use by the Tenant in the adjacent parking area for the Clark Building lot. If during the Initial Term, Landlord is no longer able to provide sufficient parking spaces without interfering with the development and leasing of the adjacent portions of University Park, the Landlord shall provide an equal number of parking spaces for use of the Tenant in garages or other surface parking lots within University Park.

                                    During the Initial Term the Tenant shall pay the market rate from time to time in affect for any parking spaces provided by Landlord in garages or in other surface parking lots as the case may be. Landlord agrees that the market rate charged to the Tenant for parking spaces shall be no greater than rates charged in comparable circumstances in comparable buildings.

Permitted Uses:                     General business and administrative
                                    offices, biotechnology research, pilot
                                    scale manufacturing and accessory uses
                                    supporting the foregoing.

Scheduled Commencement Date:        April 15, 1995

Tenant's Original Address:          Acusphere, Inc.
                                    c/o MBRI Innovation Center
                                    One Innovation Drive
                                    Worcester, MA. 01605

Landlord's Lender's                 PNC Bank, N.A.
Name and Address:                   Fifth Avenue & Wood Street
                                    Pittsburgh, PA. 15265

                                      (ii)

                                    EXHIBIT B

                                Legal Description
                                 University Park
                                38 Sidney Street
                                 Building Parcel
                                  Cambridge, MA

                            Revised January 15, 1988


      A certain parcel of land situated on the northeasterly side of Auburn Street, the southeasterly side of Binney Street, the southwesterly side of Franklin Street and the northwesterly side of Blanche Street, in the City of Cambridge, County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

      Beginning at a concrete bound with a drill hole located at the southerly corner of the lot at the intersection of the northwesterly line of Blanche Street and the northeasterly line of Auburn Street thence

N 45(degree)33' 16" E     A distance of one hundred ninety nine and fifty four
                          hundredths (199.54) feet to a point thence

N 43(degree)21' 03" W     A distance of one hundred forty eight and seventeen
                          hundredths (148.17) feet to a point thence

S 48(degree)52' 43" W     A distance of one hundred ninety nine and three
                          hundredths (199.03) feet to a point thence

S 43(degree) 10' 25" E    A distance of one hundred fifty two and seventy seven
                          hundredths (152.77) feet to the concrete bound with a drill hole at the point of beginning.

      The above described parcel of land contains an area of 29.983 square feet or 0.5663 acres of land, more or less, and consists of registered and unregistered land and is shown on a plan entitled: "Plan of Land in Cambridge (Middlesex Country) Mass.: Scale: 1"=20'; September 2, 1987; Revised to January 18, 1988; Prepared for Forest City Development; Prepared by: Briggs Associates, Inc.; 400 Hingham Street, Rockland, MA 02370.

                                 EXHIBIT B-1



                              [FIRST FLOOR PLAN]

                                    EXHIBIT C

                                   Work Letter


      1. This letter agreement is entered into as of April 18, 1995 between Forest City 38 Sidney Street, Inc. (the "Landlord") and Acusphere, Inc. (the "Tenant") in connection with the lease (the "Lease") of even date between the Landlord and the Tenant relating to Premises in the Building located at 38 Sidney Street, Cambridge, Massachusetts. Terms used in this Agreement and not otherwise defined are used with the meanings indicated in the Lease. The term "Tenant's Final Plans" is defined in Section 4 of this Work Letter.

      2. Landlord's Work. The Landlord shall cause the Premises to be built-out substantially in accordance with Tenant's Final Plans to be attached hereto as Exhibit C1, which plans shall include all the improvements referenced in paragraph 5 hereof, which construction shall be performed in a good and workmanlike manner. Subject to (Force Majeure), and to delays caused by Tenant, the Landlord shall use reasonable diligence in the construction of the work to be undertaken by the Landlord in the Premises, so as to complete such work on or before the Scheduled Commencement Date. Tenant shall not be permitted to occupy any part of the Premises until Landlord has received written confirmation of completion from the Building Inspector of the City of Cambridge, as set forth below.

      3. Substantial Completion. The Premises shall be treated as having been completed and shall be deemed ready for the Tenant's occupancy on the date on which Landlord has received confirmation that the Premises may be occupied from the Building Inspector of the City of Cambridge.

      4. Tenant's Final Plans. The Tenant has approved a detailed floor plan layout together with construction drawings and written specifications reflecting the partitions and other improvements desired by Tenant in the Premises ("Tenant's Final Plans"). Landlord shall pay the cost of Tenant's Final Plans. Construction representatives of the Landlord and the Tenant shall meet at such times or intervals as either the Landlord or the Tenant may reasonably require in order to review the progress of construction, exchange information, and coordinate construction of the work contemplated by the Tenant's Final Plans, and resolve matters at issue pursuant thereto. Landlord's Construction Representative is Frank LaPlante. Tenant's Construction Representative is
Howard Bernstein.

      5. Landlord's Allowance. Landlord shall be responsible for bearing the following costs:

            (a) completion of all necessary work to install a new tenant entry package, reception area, remodeled kitchen and new conference room, in accordance with the Preliminary Plan attached hereto as Exhibit C-la, and for recarpeting and repainting the Premises, all in accordance with Building Standard finishes; and

                                      (i)

            (b) any modifications necessary to upgrade the ventilation system serving the Premises in a manner that will ensure the proper supply of make-up air to offset the exhaust requirement from the three fume hoods currently installed in the Premises, and generally to ensure proper ventilation throughout; and

            (c) all architectural, mechanical, electrical and plumbing drawings necessary for the above-referenced work.

            (The aggregate of the foregoing costs being herein referred to as "Landlord's Contribution").

      Landlord and Tenant acknowledge that there may be costs in excess of Landlord's Contribution ("Excess Cost") necessary to complete the Premises for Tenant's occupancy. Tenant agrees to be responsible for bearing any Excess Costs relating to work required beyond the scope of (a), (b) and (c) above, or for any changes of scope or quality requested by Tenant after completion of Tenant's Final Plans. Tenant agrees to pay such Excess Cost within ten (10) days following receipt of Landlord's billing therefor.

      6. Agreement on Costs and Modification of Plans. In the event Tenant desires any modifications to Tenant's Final Plans ("Later Modifications"), the Landlord shall, as soon as practicable thereafter, quote to the Tenant any Excess Costs and Scheduling (including any change in the Rent Commencement Date) resulting from said Later Modifications. The Tenant shall, within two (2) business days following the date of receipt from the Landlord of the Landlord's revised quotation, give authorization to the Landlord to proceed with the construction in accordance with the Tenant's Final Plans as modified. Any delays caused by Tenant shall not extend the Commencement Date or the Rent Commencement Date.

      The Tenant shall pay to Landlord as Additional Rent for the Excess Costs of the amount specified in each Landlord Statement on the date Tenant gives authorization to the Landlord to proceed with construction.

      In the event a change order decreases the cost of any Tenant Extra, which has been previously paid for by Tenant, Landlord shall reimburse Tenant for the amount of such overpayment by Tenant after deducting twenty percent (20%) of the amount of the overpayment for Landlord's and Contractor's overhead expenses.

      7. Delays. Time is of the essence in connection with authorization to the Landlord to proceed with construction. The Rent Commencement Date shall not be extended for any delays caused by Tenant, which may include, but shall not be limited to, delays attributable to any modification requested by Tenant to Tenant's Final Plans. Only delays attributable to Landlord may extend the Rent Commencement Date. If Landlord causes the delay, the Rent Commencement Date shall be delayed one (1) day for each day of Landlord caused delay. Nothing contained herein shall limit or qualify or prejudice any other of the covenants, agreements, terms, provisions and conditions contained in the Lease or in this Agreement.
                                      (ii)

      8. Defects in Construction. Without cost to the Tenant, the Landlord shall correct, either through repair or replacement, any defective workmanship and materials in the Landlord's work in the Premises undertaken pursuant to this Work Letter ("Landlord's Work"), latent defects in other improvements, which shall include environmental conditions not caused by Tenant (together with Landlord's Work, the "Improvements") provided, as to Landlord's Work, the Tenant gives the Landlord specific written notice of such defective workmanship or material, which notice shall be given not later than the expiration of thirty
(30) days following Tenant's occupancy of the Premises, except in the case of latent defects, as to the Improvements, not caused by Tenant to which the Tenant shall have notified Landlord, in which event such notice shall be given no later than the expiration of the twelfth (12th) month following the Commencement Date. Except to the extent to which the Tenant shall have given the Landlord such notice, the Tenant shall be deemed conclusively to have approved the Landlord's construction and shall have no claim that the Landlord has failed to perform any of the Landlord's obligations relating to construction, including, without limitation, those under this Exhibit C.

      9. Interpretation and Binding Effect. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall be binding upon and inure to the respective successors and assigns of Landlord and Tenant as landlord and tenant respectively under the Lease.

                                          FOREST CITY 38 SIDNEY STREET, INC.


                                          By: /s/ Gayle Friedland
                                             -------------------------

                                          Its: Vice President
                                             -------------------------


                                          ACUSPHERE, INC.


                                          By: /s/ Sherri C. Oberg
                                             -------------------------

                                          Its: President and CEO
                                              -------------------------

                                     (iii)

                                    EXHIBIT D

                                STANDARD SERVICES



The building standard services shall be defined by the Landlord and its Management Agent. A listing of services shall be as promulgated from time to time by the Landlord and shall be further described in the Tenant Handbook.

The following services are provided by the Landlord:

      A. Regular maintenance of interior, exterior and parking lot landscaping.

      B. Regular maintenance, sweeping and snow removal of building exterior areas such as roadways, driveways, sidewalks, parking areas and courtyard paving.

      C. Complete interior and exterior cleaning of all windows three times per year.

      D. Daily, weekday maintenance of hallways, passenger elevators, common area bathrooms, lobby areas and vestibules.

      E. Periodic cleaning of stairwells, freight elevators, and back of house areas.

      F. Daily, weekday rubbish removal of all tenant trash receptacles and ash trays.

      G.    Daily, weekday cleaning of Tenant space to building standard.

      H. Maintenance and repair of base building surveillance and alarm equipment, mechanical, electrical, plumbing and life safety systems.

      I. Building surveillance and alarm system operation and live monitoring service to building standard specifications.

      J. Conditioned water for HVAC purposes shall be provided to the Premises from central mechanical equipment during the appropriate seasons between the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday. In other hours, conditioned water will be made available at building standard rates.

      K. Utilities for all interior common areas and exterior building and parking lighting.

                                    EXHIBIT E

                              RULES AND REGULATIONS

DEFINITIONS

Wherever in these Rules and Regulations the work "Tenant" is used, it shall be taken to apply to and include the Tenant and his agents, employees, invitees, licensees, contractors, any subtenants and is to be deemed of such number and gender as the circumstances require. The word "Premises" is to be taken to include the space covered by the Lease. The work "Landlord" shall be taken to include the employees and agents of Landlord. Other capitalized terms used but not defined herein shall have the meanings set forth in the Lease.

GENERAL USE OF BUILDING

      A. Space for admitting natural light into any public area or tenanted space of the Building shall not be covered or obstructed by Tenant except in a manner approved by Landlord.

      B. Toilets, showers and other like apparatus shall be used only for the purpose for which they were constructed. Any and all damage from misuse shall be borne by Tenant. These rooms should be locked at all times.

      C. Landlord reserves the right to determine the number of letters allowed Lessee on any directory it maintains.

      D. No sign, advertisement, notice or the like, shall be used in the Building by Tenant (other than at its office and then only as approved by Landlord in accordance with building standards). If Tenant violates the foregoing, Landlord may remove the violation without liability and may charge all costs and expenses incurred in so doing to Tenant.

      E. Tenant shall not throw or permit to be thrown anything out of windows or doors or down passages or elsewhere in the Building, or bring or keep any pets therein, or commit or make any indecent or improper acts or noises. In addition, Tenant shall not do or permit anything which will obstruct, injure, annoy or interfere with other tenants or those having business with them, or affect any insurance rate on the Building or violate any provision of any insurance policy on the Building.

      F.    Unless expressly permitted by the Landlord in writing:

            (1) No additional locks or similar devices shall be attached to any door or window and no keys other than those provided by the Landlord shall be made for any door. If more than two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination

                                      (i)
                  of this lease or of the Tenant's possession, the Lessee shall surrender all keys to the Premises and shall explain to the Landlord all combination locks on safes, cabinets and vaults.

            (2) In order to insure proper use and care of the Premises Tenant shall not install any shades, blinds, or awnings or any interior window treatment without consent of Landlord (or as otherwise listed in Schedule A). Blinds must be building standard.

            (3) All doors to the Premises are to be kept closed at all times except when in actual use for entrance to or exit from such Premises. The Tenant shall be responsible for the locking of doors and the closing of any transoms and windows in and to the Premises. Any damage or loss resulting from violation of this rule shall be paid for by the Tenant.

            (4) The Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery in or about the Premises, or carry on any mechanical business therein. All equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent any vibration, noise or annoyance.

      G. Landlord shall designate the time when and the method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved or removed from the Building or Premises, and to designate the location for temporary disposition of such items.

      H. In order to insure proper use and care of the Premises Tenant shall not allow anyone other than Landlord's employees or contractors to clean the Premises without Landlord's permission.

      I. The Premises shall not be defaced in any way. No changes in electrical fixtures or other appurtenances of said Premises shall be made without approval by Landlord.

      J. For the general welfare of all tenants and the security of the Building, Landlord may require all persons entering and/or leaving the Building to register with the Building attendant by signing his name and writing his destination in the Building, and the time of entry and actual or anticipated departure, or other procedures deemed necessary by Lessor. Landlord may deny entry during such hours to any person who fails to provide satisfactory identification.

      K. No animals, birds, pets, and no bicycles or vehicles of any kind shall be brought into or kept in or about said Premises or the lobby or halls of the Building. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or emanate from said Premises.

                                      (ii)

      L. Unless specifically authorized by Landlord, employees or agents of Landlord shall not perform for nor be asked by Tenant to perform work other than their regularly assigned duties.

      M. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as an office and R&D building and, upon written notice from Landlord, Tenant shall promptly discontinue such advertising.

      N. Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same from occurring.

      O. All parking, Building operation, or construction rules and regulations which may be established from time to time by Landlord on a uniform basis shall be obeyed.

      P. Tenant shall not place a load on any floor of said Premises exceeding one hundred (100) pounds per square foot. Landlord reserves the right to prescribe the weight and position of all safes and heavy equipment.

      Q. Tenant shall not install or use any air conditioning or heating device or system other than those approved by Landlord.

      R. Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgment of Landlord, may from time to time be needful for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other tenants.

      S. The access road and loading areas, parking areas, sidewalks, entrances, lobbies, halls, walkways, elevators, stairways and other common area provided by Landlord shall not be obstructed by Tenant, or used by him for other purpose than for ingress and egress.

      T. In order to insure proper use and care of the Premises Tenant shall not install any call boxes or communications systems or wiring of any kind without Landlord's permission and direction.

      U. In order to insure proper use and care of the Premises Tenant shall not manufacture any commodity, or prepare or dispense for sales any foods or beverages, tobacco, flowers, or other commodities or articles without the written consent of Landlord.

      V. In order to insure use and care of the Premises Tenant shall not enter any janitors' closets, mechanical or electrical areas, telephone closets, loading areas, roof or Building storage areas without the written consent of Landlord.

      W. In order to insure proper use and care of the Premises Tenant shall not place door mats in public corridors without consent of Landlord.

                                     (iii)

                                    EXHIBIT F

                         STANDARD OFFICE R & D BUILDING

                               MEASUREMENT METHOD

                             UNIVERSITY PARK AT MIT

                        CAMBRIDGE, MASSACHUSETTS 02139



Measurement Method of Determining Gross Building Area, Gross Floor Area, Rentable Area and Usable Area.

GROSS BUILDING AREA

The gross building area for any office/R&D Building shall be all the floor area within the exterior walls of the building (as measured from the exterior surface of the exterior wall) and enclosed by a roof including shaft openings and two story lobby openings in the floor area. In addition, free-standing power plants or other utility structures, to the extent that they service the building, and rooftop structures, to the extent that they are fully enclosed rooms, are included.

GROSS FLOOR AREA

The gross floor area of the building includes all the spaces on the floor to the inside glass face of the windows carried along the entire wall. The gross floor area includes shaft openings and lobby openings in the floor area.

RENTABLE AREA

The rentable floor area is based on the New York standard definition BOMA Experience Exchange Report, 1984, page 4. The following is the definition of rentable area:

1. The rentable area for each floor includes everything inside the four walls including bathrooms, corridors, service vestibules (if any), janitors closet, electric/telephone room, storage rooms (if any), and vertical shafts reserved for tenant expansion of ducts, plumbing, etc. as all of these service areas and corridors benefit the tenant.

2.    The rentable area for each floor excludes the following:

      a.    elevator shafts and their enclosing walls;
      b. plumbing and any other shafts serving the base building functions and their enclosing walls;
      c.    stairwells and their enclosing walls;
      d.    floors at bottom of shafts; and
      e.    floor area omitted at two-story lobby locations.

                                      (i)

To the rentable area calculation of on each floor are added the following additional square foot allocation:

The portion of the first floor (or any other floor if applicable, i.e. if some new building service were provided like a building shower on an upper floor) which provide services to the entire building. These service areas are to be totalled and apportioned equally to all floors in the building. Thus each tenant on every floor served by these service areas, will pay its prorata share of the rent for that service area. These service areas include the following:

a. first floor building lobby corridors unless they are only used by first floor tenants, entrance vestibules, and security desk floor area (if over and above lobby/corridor areas);

b. loading dock, loading platform, storage room, transformer room, fire pump room, switchgear room, mail room, elevator pumproom, and building management office; and

c. electrical rooms serving the entire building and rooftop utility structures to the extent that they are fully enclosed rooms containing equipment used by the base building or are available for use by individual tenants' equipment.

The following first floor areas shall be excluded from the areas apportioned to all floors and included solely in the rentable area for the first floor:

a.    tenant usable areas on the first floor including the corridor walls;

b.    restrooms;

c. telephone and any electrical closet serving the first floor only, janitorial closet on the first floor; and

d.    tenant vertical shafts.

USABLE AREA

Usable area is that portion of each floor directly apportioned to tenants for their use. Currently the second through fifth floors are potentially available for either single tenant or multi-tenant use. The first floor is available on a multi-tenant basis only (although one tenant could occupy the entire floor).

The multi-tenant usable areas are defined as the interior face of the window (see definition gross floor area) to the interior face of the corridor (i.e. the core side of the corridor). The multi-tenant usable area for each tenant space includes the entire wall between the tenant space and the corridor and, when there are multiple tenants, half of any demising walls between tenants on any one floor.

                                      (ii)

The core areas represent the balance of floor area on each floor which is factored into the multi-tenant rentable area calculation and apportioned prorata to each tenant on that floor. The core is defined to include the service vestibules, corridors and lobby spaces, the tenant vertical chases, the men and women's restrooms, the janitor's room and electric/telephone room on each floor.

SINGLE TENANT USABLE AREA DEFINITION

The single tenant usable area on each is defined as the entire floor area from interior face of the window inclusive of the core areas described above as exclusive of usable area on a multi-tenant floor. This entire core area is usable on a single tenant floor because it is for that single tenant's exclusive use and benefit.

Therefore the rentable area and usable area on a floor are the same. Thus, only the building services rentable area factor described above is added to the single tenant usable square footage to determine the rentable area charged to the whole floor user.

                                     (iii)

                            FIRST AMENDMENT TO LEASE

      WHEREAS, Forest City 38 Sidney Street. Inc., as landlord ("Forest City"). and Acusphere. Inc., as tenant ("Tenant"), entered into a Lease dated as of April 18, 1995 (the "Lease") for the Premises described in the Lease:

      WHEREAS, Thirty-Eight Sidney Street Limited Partnership ("Landlord") has succeeded to the interests of Forest City in and to the Lease; and

      WHEREAS, Landlord and Tenant desire to amend the Lease.

      NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

      1.    Section 1.2 is hereby amended to add the following new definition:

            "`Expansion Premises' - See Exhibit A-1."

      2. Section 2.1 is hereby amended to delete the word "Original" from the first sentence thereof.

      3. Section 2.5 is hereby amended to delete it in its entirety and to substitute therefor the following:

            "Section 2.5 - Commencement Date.

                  `Commencement Date' means (i) with respect to the Original
            Premises, the Original Premises Term Commencement Date (as set forth in Exhibit A-1), and (ii) with respect to the Expansion Premises, the Expansion Premises Term Commencement Date (as set forth in Exhibit A-1).

      4.    Section 2.6 is hereby amended to delete it in its entirety.

      5. Section 3.1 is hereby amended to delete it in its entirety and to substitute therefor the following:

            "Section 3.1 - Annual Fixed Rent.

                  "From and after the Original Premises Rent Commencement Date
            (as set forth in Exhibit A-1), the Tenant shall pay, without notice or demand, monthly installments of one-twelfth (1/12th) of the Annual Fixed Rent in effect and applicable for the Original Premises in advance for each full calendar month of the Term and of the corresponding fraction of said one-twelfth (1/12th) for any fraction of a calendar month at the beginning or end of the Term. The Annual Fixed Rent applicable to the Original Premises during the Initial Term shall be as set forth in Exhibit A-1.

                  From and after the Expansion Premises Rent Commencement Date
            (as set forth in Exhibit A-1), the Tenant shall pay without notice or demand, monthly installments of one-twelfth (1/12th) of the Annual Fixed Rent in effect and applicable to the Expansion Premises in advance for each full calendar month of the remainder of the Term and of the corresponding fraction of said one-twelfth (1/12th) for any fraction of a calendar month at the end of the Term. The Annual Fixed Rent applicable to the Expansion Premises during the Initial Term shall be as set forth in Exhibit A-1."

      6. Section 11.11 is hereby amended to delete it in its entirety and to substitute therefor the following:

            "Section 11.11 - Security Deposit.

                  Tenant has paid to Landlord herewith, in cash, a security
            deposit equal to two (2) months' Annual Fixed Rent for the Original Premises and Expansion Premises. Landlord may commingle such cash with its other funds. Landlord may apply such security deposit to cure any default of Tenant hereunder. Provided Tenant is not then in default hereunder. Landlord shall return the then remaining portion of the security deposit to Tenant within thirty (30) days after the expiration of this Lease. In the event Landlord applies any such funds, Tenant shall pay to Landlord as Additional Rent within ten
            (10) days after invoice therefor, the amount of the security deposit applied by Landlord such that the balance of the security deposit shall be restored to its original amount."

      7. Exhibits A and B-1 to the Lease are hereby amended to delete them in their entirety and to substitute therefor Exhibits A-1 and B-2, respectively, attached hereto and made a part hereof.

      8. Landlord agrees to perform the following work in the Expansion
Premises: (1) install a make-up air system sufficient to provide the necessary make-up air for the two (2) existing fume hoods in the Expansion Premises, (2) clean and decontaminate all fume hoods and chip tanks (including replacement of chips if required), and (3) clean and repaint the Expansion Premises.

      Except as herein amended, the Lease shall remain in full force and effect.

                                   EXHIBIT A-1

                                Basic Lease Terms

Annual Fixed Rent
for the Initial Term:         (a) Original Premises:

                              Original Premises Commencement Date through
                              October 31, 1996:
                              $24.00 per rentable square foot

                              November 1, 1996 through August 31, 1998:
                              $24.75 per rentable square foot

                              (b) Expansion Premises:

                              September 1, 1996 through August 31, 1998:
                              $26.00 per rentable square foot

Initial Term:                 Commencing on the Original Premises Term
                              Commencement Date and terminating on August 31,
                              1998.

Landlord's Original Address:  Thirty-Eight Sidney Street Limited Partnership
                              10800 Brookpark Road
                              Cleveland, Ohio 44130
                              Attention: James Ratner

Landlord's Address for
Notices:                      Landlord's Original Address with a copy to:

                              Thirty-Eight Sidney Street Limited Partnership 38 Sidney Street
                              Cambridge, Massachusetts 02139-4234
                              Attention: Gayle Friedland

                              Forest City Commercial Management
                              64 Sidney Street
                              Cambridge, Massachusetts 02139-4234
                              Attention: Peter Calkins

Original Premises:            6,801 rentable square feet, as more
                              particularly depicted on Exhibit "B-2" attached hereto and incorporated herein.

Expansion Premises:           2,370 rentable square feet, as more
                              particularly depicted on Exhibit "B-2."

                                      (i)

Parking Privileges:           During the Initial Term, Landlord shall provide
                              fourteen parking spaces, except Landlord shall provide eighteen parking spaces upon the earlier to occur of (i) Tenant's written request for four additional spaces or (ii)
                              January 1, 1997.

                              Initially, and so long as the Landlord is able to provide surface parking without interfering with the Landlord's plans for the development and leasing of the adjacent portions of University Park. Landlord shall provide surface parking for use by the Tenant in the adjacent parking area for the Clark Building lot. If during the Initial Term, Landlord is no longer able to provide sufficient parking spaces without interfering with the development and leasing of the adjacent portions of University Park, the Landlord shall provide an equal number of parking spaces for use of the Tenant in garages or other surface parking lots within University Park.

                              During the Initial Term the Tenant shall pay the market rate from time to time in effect for any parking spaces provided by Landlord in garages or in other surface parking lots as the case may be. Landlord agrees that the market rate charged to the Tenant for parking spaces shall be no greater than rates charged in comparable circumstances in comparable buildings.

Permitted Uses:               General business and administrative offices,
                              biotechnology research, pilot scale
                              manufacturing and accessory uses supporting the foregoing.

Original Premises Term
Commencement Date:            May 4, 1995

Expansion Premises Term
Commencement Date:            September 1, 1996

Original Premises Rent
Commencement Date:            May 4, 1995

Expansion Premises Rent
Commencement Date:            September 1, 1996

                                      (ii)

Tenant's Address:             Acusphere, Inc.
                              38 Sidney Street
                              Cambridge, Massachusetts 02139-4211

Landlord's Lender's
Name and Address:             PNC Bank, N.A.
                              Fifth Avenue & Wood Street
                              Pittsburgh, Pennsylvania 15265

Total Rentable Floor Area
of the Building:              121,622 rentable square feet.


                                     (iii)

                                 EXHIBIT B-2




                           [FIRST FLOOR PLAN HERE]

July 1, 1997


                               THE CLARK BUILDING

                                38 Sidney Street
                            Cambridge, Massachusetts



                                   LANDLORD
                THIRTY-EIGHT SIDNEY STREET LIMITED PARTNERSHIP



                                     TENANT
                               ACUSPHERE, INC.


                       RESTATED SECOND AMENDMENT TO LEASE

                       RESTATED SECOND AMENDMENT TO LEASE


      This RESTATED SECOND AMENDMENT TO LEASE (the "Second Amendment") is entered into as of the 30th day of June, 1997 by and between THIRTY-EIGHT SIDNEY STREET LIMITED PARTNERSHIP ("Landlord") and ACUSPHERE, INC. ("Tenant"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

      WHEREAS Landlord's predecessor in interest, Forest City 38 Sidney Street Inc., ("Forest City") and Tenant entered into a Lease dated as of April 18, 1995, which Lease was amended by a First Amendment to Lease dated as of May 24, 1996 (as amended, the "Lease"), and

      WHEREAS, Forest City's interest under the Lease was assigned to Landlord as of February 1, 1996, and

      WHEREAS, the Initial Term of the Lease will expire on August 31, 1998, and

      WHEREAS, Landlord and Tenant now desire to amend the Lease in order to extend the Term, incorporate additional space into the Premises, and modify the Annual Fixed Rent;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree that the Lease is amended as follows:

1.    Section 1.2 is hereby amended to add the following definitions:

      "Second Expansion Premises" means the area on the first floor of the Building comprising 1,883 rentable square feet, as more particularly shown on Exhibit B-3 attached hereto and made a part hereof.

      "Second Expansion Premises Commencement Date" means July 11, 1997 or, if later, the date on which the Second Expansion Premises are delivered to Tenant in accordance with Section 4 hereof.

      "Second Expansion Premises Annual Fixed Rent" means $33,894.00, based on $18.00 per rentable square foot.

      "Extension Term" means the period between September 1, 1998 and December 31, 1999.

2. Section 2.1 is hereby amended to add the words "and the Second Expansion Premises" at the end of the first sentence, and all references in the Lease to the "Premises" shall also include the Second Expansion Premises. All terms and conditions of the Lease shall apply to the Second Expansion Premises except as set forth herein.

3. From and after the Second Expansion Premises Commencement Date, Tenant shall pay, without notice or demand, in advance on the first day of every calendar month, one twelfth of the Second Expansion Premises Annual Fixed Rent, and shall pay as Additional Rent the Tenant's

Tax Expense Allocable to the Premises, and Operating Expenses allocable to the Premises, which are allocable to the Second Expansion Premises in the same manner as set forth in the Original Premises. Fixed Rent and Additional Rent for any partial months shall be pro-rated accordingly.

4. Landlord shall deliver the Second Expansion Premises in As-Is condition, vacant and free of any personal property belonging to the prior tenant, and with clean carpets and any damage caused by the prior tenant's relocation from the Premises repaired. Tenant shall be responsible for performing or causing to be performed any modifications that Tenant may require within the Second Expansion Premises at its own cost and expense, subject to Landlord's approval rights as set forth in the Lease.

5. Tenant's allocation of parking spaces shall be increased by four (4) spaces on the Second Expansion Premises Commencement Date.

6. No additional security deposit shall be required in connection with the Second Expansion Premises.

7. The Term of the Lease is hereby extended to include the Extension Term. If, prior to the expiration of the Extension Term, Tenant relocates into larger premises in any building located within the area known as University Park at MIT, Tenant may, by giving at least 90 days prior notice to Landlord, terminate this Lease effective upon the date Tenant vacates the Premises.

8.    The Annual Fixed Rent during the Extension Term shall be as follows:

      Original Premises:            $27.25 per rentable square foot
      Expansion Premises:           $28.60 per rentable square foot
      Second Expansion Premises:    $18.00 per rentable square foot

9. No leasing commissions shall be paid in connection with this Second Amendment to Lease.

10. The Lease is herein incorporated by reference and shall remain in full force and effect, except as expressly modified herein. This Restated Second Amendment to Lease shall supersede any other document entitled Second Amendment to Lease, including the Second Amendment to Lease dated March 31, 1997 and executed by Landlord and Tenant, and shall be binding upon and shall inure to the benefit of Landlord and Tenant and their successors and assigns.

TENANT                                 LANDLORD
------                                 --------
ACUSPHERE, INC.                        THIRTY-EIGHT SIDNEY STREET
                                       LIMITED PARTNERSHIP

                                       By:  Forest City 38 Sidney Street, Inc.

                                       Its:   General Partner

By: /s/ Sherri C. Oberg                By: /s/ Gayle Friedland
   ------------------------               ------------------------

Its: President and CEO                 Its: Vice President
   ------------------------               ------------------------

February 26, 1998 revision

                               THE CLARK BUILDING

                                38 Sidney Street
                            Cambridge, Massachusetts

                                    LANDLORD


                THIRTY-EIGHT SIDNEY STREET LIMITED PARTNERSHIP






                                     TENANT


                               ACUSPHERE, INC.




                            THIRD AMENDMENT TO LEASE

                            THIRD AMENDMENT TO LEASE

      This THIRD AMENDMENT TO LEASE (the "Third Amendment") is entered into as of the 10th day of March, 1998 by and between THIRTY-EIGHT SIDNEY STREET LIMITED PARTNERSHIP, a Delaware limited partnership, ("Landlord") and ACUSPHERE, INC. ("Tenant"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

      WHEREAS Landlord's predecessor in interest, Forest City 38 Sidney Street Inc., ("Forest City") and Tenant entered into a Lease dated as of April 18, 1995, which Lease was amended by a First Amendment to Lease dated as of May 24, 1996, between Landlord and Tenant, the Second Amendment to lease dated March 31, 1997, between Landlord and Tenant, and by a Restated Second Amendment to Lease dated June 30, 1997, between Landlord and Tenant, (as amended, the "Lease"), all with respect to premises at 38 Sidney Street, Cambridge, Massachusetts, and

      WHEREAS, Forest City's interest under the Lease was assigned to Landlord as of February 1, 1996, and

      WHEREAS, the Initial Term of the Lease will expire on December 31, 1999, and

      WHEREAS, Landlord and Tenant now desire to amend the Lease in order to extend the Term and modify the Annual Fixed Rent;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree that the Lease is amended as follows:

      1.    Section 1.2 is hereby amended to add the following definitions:

            " Second Extension Term" means the period between January 1, 2000 and December 31, 2000.

      2. The Term of the Lease is hereby extended to include the Second Extension Term. If, prior to the expiration of the Second Extension Term, Tenant relocates into larger premises in any building located within the area known as University Park at MIT, Tenant may, by giving at least 90 days prior notice to Landlord, terminate this Lease effective upon the date Tenant vacates the Premises.

      3. The Annual Fixed Rent during the Second Extension Term shall be as follows:

      Original Premises:      $29.00 per rentable square foot
      Expansion Premises:     $29.00 per rentable square foot
      Second Expansion
      Premises:               $19.00 per rentable square foot

      4. The section of Exhibit A-1, attached to said First Amendment to Lease, entitled "Parking Privileges" is hereby amended by deleting the word "initial" from each place where it appears."

      5. No leasing commissions shall be paid in connection with this Third Amendment to Lease.

The Lease is herein incorporated by reference and shall remain in full force and effect, except as expressly modified herein.

TENANT                                   LANDLORD
ACUSPHERE, INC.                          THIRTY-EIGHT SIDNEY STREET
                                         LIMITED PARTNERSHIP

                                         By: Forest City 38 Sidney Street, Inc.
                                             ---------------------------------
                                             an Ohio Corporation

                                         Its:General Partner
                                             ---------------------------------


By: /s/ Sherri C. Oberg                  By: /s/ Gayle Friedland
   ----------------------------              -----------------------------------

Its: President and CEO                   Its: Vice President
    ---------------------------              -----------------------------------

                       ASSIGNMENT AND ASSUMPTION OF LEASE

Acusphere, Inc., a Delaware corporation, having an address of 38 Sidney Street, Cambridge, MA 02139 ("Assignor"), and The General Hospital Corporation, a Massachusetts corporation, having an address of 55 Fruit Street, Boston, MA 02114 ("Assignee"), enter into this Assignment and Assumption of Lease (the "Assignment") as of January 17, 2002.

         WHEREAS, Assignor is the current tenant under that certain Lease dated April 18, 1995 (the "Lease"), as amended pursuant to the terms of that certain First Amendment to Lease dated as of May 24, 1996, that certain Restated Second Amendment to Lease dated as of June 30, 1997, that certain Third Amendment to Lease dated as of March 10, 1998 and that certain Fourth Amendment to Lease dated as of November 28, 2000, between Assignor and Thirty-Eight Sidney Street Limited Partnership (as successor in interest to Forest City 38 Sidney Street, Inc.), a Delaware limited partnership, having an address of 38 Sidney Street, Cambridge, Massachusetts 02139 ("Landlord"), a copy of which Lease is attached hereto and incorporated herein as Exhibit A, and pursuant to which Lease Assignor is currently leasing certain premises (the "Premises") consisting of 11,054 rentable square feet on the First floor of the building known as The Clark Building, as more particularly described in the Lease; and

         WHEREAS, as of the date on which Assignor delivers the Premises in the condition required in Section 3 below, currently expected to be January 31, 2002 (the "Effective Date"), Assignor wishes to assign its right, title, interest and obligations under the Lease and in the Premises to Assignee and Assignee wishes to accept such assignment and assume the liabilities, duties and obligations of Assignor under the Lease, except as otherwise provided below.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which Assignor and Assignee hereby acknowledge, Assignor and Assignee agree as follows:

         1. Assignment and Assumption. As of the Effective Date, except as otherwise provided herein, Assignor hereby assigns all of its right, title, interest and obligations under the Lease and in the Premises, excluding any security deposit being held by Landlord for the benefit of Assignor, to Assignee and Assignee hereby accepts such assignment and unconditionally assumes and agrees to pay, discharge and perform all of the terms, covenants, conditions and obligations of Assignor under the Lease, accruing from and after the Effective Date and, as of the Effective Date, recognizes Landlord as landlord under the Lease.

         2. Indemnities. Assignor shall indemnify, defend and hold harmless Assignee from and against all claims, liabilities, damages, losses, costs and expenses resulting from a breach or default of the obligations of the tenant under the Lease arising or occurring before the Effective Date or relating to Assignor's use and occupancy of the

Premises before the Effective Date. Assignee shall indemnify, defend and hold harmless Assignor from and against all claims, liabilities, damages, losses, costs and expenses resulting from a breach or default of the obligations of the tenant under the Lease arising or occurring on or after the Effective Date or relating to Assignee's use or occupancy of the Premises on or after the Effective Date.

         3. (a) Delivery. On the Effective Date Assignor shall deliver the Premises to Assignee and Assignee shall accept the Premises in its "as is" condition on the date of the walk through of the Premises by Assignor and Assignee on January 2, 2002, maintained from that date until the Effective Date as required under the Lease, with the work described in Exhibit C completed on or before the Effective Date, and free of tenants and occupants. Assignor will provide Assignee with a so-called decommissioning letter with respect to the Premises, if necessary. Assignor shall complete the Hazardous Materials removal in accordance with Exhibit B. Assignor shall perform the foregoing obligations at Assignor's sole cost and expense, and in compliance with all federal state and local laws, rules, regulations and ordinances, any decommissioning or decontamination requirements imposed by any licenses or permits maintained by Assignor in connection with the conduct of its business in the Premises, and the terms and conditions of the Lease as affected by this Assignment.

         (b) Property. Prior to the Effective Date, Assignor will remove Assignor's property located in the Premises including, but not limited to, furniture such as tables and chairs, computers, refrigerators, freezers, humidity chambers, light chambers, incubators, two laminar flow hoods, autoclave, dishwasher, chromatography systems (liquid and gas), mixing tanks, dryboxes, chemicals, gas tanks and coulter counters. At least six (6) chemical fume hoods will remain at the Premises on the Effective Date. In connection with the removal of the property listed above, Assignor will perform the work, set forth on Exhibit C. Assignor and Assignee shall do a final walk through prior to the Effective Date to verify that the Assignor has complied with its obligations pursuant to this section and Exhibit C.

         4. Rent Adjustment. If any payments of Annual Fixed Rent, Additional Rent or other charges due under the Lease relate to a period which includes time both before and after the Effective Date, any such payment shall be prorated according to the fractions of the total number of days in such period that occur, respectively, before and after the Effective Date, unless another method of allocation is more equitable, in the reasonable opinion of both Assignor and Assignee, in which case the more equitable method will be used. Assignor shall pay the prorated portion (or if another method is more equitable, its share under that method) of any such payment relating to the fractional period before the Effective Date, and Assignee shall pay the prorated portion (or if another method is more equitable, its share under that method) of any such payment relating to the fractional period on and after the Effective Date. If the Effective Date occurs on a date other than the first day of a calendar month, Assignor shall pay to Landlord all Annual Fixed Rent, Additional Rent and other charges due under the Lease for the calendar month in which the Effective Date occurs, and Assignee shall reimburse Assignor the amount of such monthly payment attributable on a per diem basis to the period from the Effective Date to the end of such calendar month. Such amount shall be due to Assignor from Assignee on the Effective Date.

         Assignor shall be responsible for reimbursing Landlord for any costs incurred by Landlord in connection with this Assignment, in accordance with the terms of the Lease.

         5. Security Deposit. Assignor does not hereby assign, and hereby retains all of its rights and interest in the Security Deposit held by Landlord under the Lease, and to the extent required under Section 11.11 of the Lease, Landlord shall pay to Assignor the Security Deposit after the termination of the Lease as amended. Assignee has no liability to Assignor for the Security Deposit.

         6. Consent/Condition Precedent. Assignor and Assignee hereby agree that this Assignment, and the rights and obligations of Assignee and Assignor hereunder, are subject to the condition precedent that Landlord consent to this Assignment in writing.

         7. Effective Date/Null and Void. Within fifteen (15) days after the Effective Date, Assignor and Assignee agree to sign jointly and deliver to each other and Landlord copies of a letter stating the Effective Date, however, failure to do so shall not affect the validity of this Assignment. If the Effective Date has not occurred by February 28, 2002, this Assignment will be null and void and without force or effect.

         8. Representations. Assignor represents and warrants to Assignee that as of the date hereof (i) the Lease is in full force and effect and has not been amended other than as hereinabove noted; (ii) neither Assignor nor, to the knowledge of Assignor, Landlord, is in default under the Lease; (iii) Assignor has not encumbered the Lease by any prior transfer, assignment or encumbrance; and (iv) Assignor has not used any radioactive materials or biological materials in the Premises; and (v) except with respect to Landlord defaults, that these representations and warranties will also be true as of the Effective Date.

         9. Authority. Each of Assignor and Assignee warrants that it has the right and authority to enter into this Assignment, that the person or persons executing this instrument on its behalf are fully authorized to execute this Assignment, and that this Assignment is the duly authorized act of such party.

         10. No Other Representations. Assignee acknowledges that Assignor has made no representations and warranties concerning the Premises, its nature, condition, usability or fitness for Assignee's purpose, except those herein contained.

         11. Notice. Notices shall be sent in accordance with the manner provided in Section 11.2 of the Lease, except that if intended for tenant under the Lease, to Assignee at the address referenced in the first paragraph of this Assignment,

With a copy to:   Partners HealthCare System, Inc.
                  55 Fruit Street
                  Boston, MA  02114
                  Attention:  Director of Real Estate Development

With a copy to:   Office of the General Counsel
                  Partners HealthCare System, Inc.
                  50 Staniford Street, Suite 1000
                  Boston, MA 02114

and if intended for Assignor after the Effective Date, at the following address:

                  Acusphere, Inc.
                  500 Arsenal Street
                  Watertown, MA
                  Attn:_President

With a copy to:   Testa, Hurwitz & Thibeault, LLP
                  125 High Street
                  Boston, MA  02110
                  Attn:  Real Estate Department

         12. Brokers. Assignor and Assignee represent and warrant to the other that it has not dealt with any brokers other than Spaulding & Slye Colliers International and McCall and Almy (the "Brokers") in connection with the consummation of this Assignment. Assignor represents and warrants to Assignee that no payments are due to Spaulding & Slye Colliers International. Assignee shall be solely responsible for any payments due to McCall and Almy. Assignor and Assignee each shall indemnify and hold harmless the other against any loss, damage, claims or liabilities arising out of the failure of its representation, breach of its warranty or failure to pay set forth in this Section.

         13. Successors and Assigns. This Assignment and the covenants contained herein shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

         14. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State in which the Premises is located, excluding any conflict of laws principles that would cause the application of laws of any other jurisdiction.

         15. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.

         16. Not an Offer. The submission of an unsigned copy of this Assignment to Assignee for Assignee's consideration does not constitute an offer to assign the Lease. This Assignment shall become effective and binding only upon the execution and delivery of this Assignment by Assignor and Assignee.

         IN WITNESS WHEREOF, Assignor and Assignee execute this Assignment under seal as of January 17, 2002.

ACUSPHERE, INC.                         THE GENERAL HOSPITAL CORPORATION

By: /s/ James R. Fitzgerald, Jr.        By: /s/ Sally Mason Boemer
   -----------------------------------     ---------------------------------
Name:  James R. Fitzgerald, Jr.         Name:  Sally Mason Boemer
Title: Senior Vice President            Title: Vice President, Finance
Date:  January 17, 2002                 Date:  January 9, 2002
Hereunto duly authorized                Hereunto duly authorized

                                    EXHIBIT A

                                      Lease

                                    EXHIBIT B

                               Hazardous Chemicals

I.       Assignor will take the following actions:

         (a) Arrange for and cause the removal of all waste materials and hazardous substances generated, acquired or otherwise handled by Assignor during the Term from the Premises, including without limitation wiping down bench tops, sinks, and other horizontal surfaces with water and appropriate soaps or cleansers.

         (b) Retain a qualified environmental contractor to collect waste materials and hazardous substances and to provide Assignor with a receipt for said materials, and, as appropriate, manifests for shipment and proper disposal.

         (c) Provide Assignee and Landlord with copies of receipts and/or manifests for removal and disposal of such waste materials and hazardous substances removed pursuant to this Exhibit B.

                                    EXHIBIT C

                 WORK TO BE PERFORMED AND CONDITION OF PREMISES

GENERAL

Unless otherwise noted, Assignor shall have removed all of its furniture, equipment and supplies (as further described in Section 3 (b) of the Assignment and Assumption of Lease) and the Premises shall be broom clean. Any damage to the Premises caused by such removal shall be repaired by Assignor including spackling of any holes in the walls resulting from the removal of equipment, furniture or personal effects. Notwithstanding the foregoing, Assignor shall not be required to remove, and shall not remove, the HVAC and emergency generator located on the roof of the Building, nor the panel and controls associated therewith, which panel and controls are located in the Premises.

All chip tanks are to be emptied and cleaned and made ready by Assignor for re-charging by Assignee.

All connections of the equipment to power, water or other systems shall be stubbed at the equipment connection and left hanging in the space.

Assignor shall not remove any of the following items:

         1. Shelving attached to the walls
         2. Lab coat hooks
         3. Lab benches attached to the floor or wall
         4. Built-in cabinetry in the copy areas (off of Lab 2 and in the separate office area) and the conference room (in the separate office area)
         5. Fire extinguishers
         6. All existing snorkels to remain.

CLEAN ROOM

Hoist in ceiling of room to be removed.
One chemical fume hood to remain
Laminar flow hood to be removed

LAB 1
One chemical fume hood to remain.
All copper tubing connecting the gases to the equipment shall be removed.
The water filters will be removed from Lab 1. (These filters are associated with the controlled humidity incubators and must stay with the incubators.)

LAB 2

Vent for halogenated waste shall remain. Assignor shall be responsible for the removal of all chemicals.
One chemical fume hood to remain

LAB 4

Two chemical fume hoods to remain. (One exists (a walk in) and the other (a benchtop hood) shall be re-installed by Assignor.)

LAB 5

Eye wash system to remain.
One chemical fume hood to remain.
In consideration of $5,500.00, to be paid by Assignee to Assignor on the Effective Date, the de-ionized water system shall remain at the Premises and upon receipt by Assignor of such amount, all right, title and interest therein shall be conveyed from Assignor to Assignee. Landlord agrees that Assignee may, but will not be required to, remove the de-ionized water system at the time of termination of the Lease.
Dishwasher, autoclave, laminar containment hood shall be removed from the Premises

Separate Office area - Conference Room

Two built in credenzas to remain
Projector screen to remain.

Separate Office area - Office in rear of space

Built-in desk to remain.  Shelving to remain.